PILGRIM
-------
THE VALUE OF INVESTING(R)



                                                             P R O S P E C T U S
                                                                November 1, 1998

                                                                       ---------


             40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, AZ 85004
                                 (800) 992-0180

                            -------------------------

The Pilgrim Funds are a family of diversified, open-end and closed-end management investment companies. This Prospectus describes the open-end investment company portfolios, also known as mutual funds (the Funds), each of which has its own investment objectives and policies.

                                  EQUITY FUNDS

                              PILGRIM MAGNACAP FUND
                    (formerly Pilgrim America MagnaCap Fund)
                                 (MagnaCap Fund)

                          PILGRIM LARGECAP LEADERS FUND
             (formerly Pilgrim America Masters LargeCap Value Fund)
                             (LargeCap Leaders Fund)

                            PILGRIM MIDCAP VALUE FUND
              (formerly Pilgrim America Masters MidCap Value Fund)
                               (MidCap Value Fund)

                          PILGRIM BANK AND THRIFT FUND
                 (formerly Pilgrim America Bank and Thrift Fund)
                             (Bank and Thrift Fund)

                        PILGRIM ASIA-PACIFIC EQUITY FUND
           (formerly Pilgrim America Masters Asia-Pacific Equity Fund)
                           (Asia-Pacific Equity Fund)

                                  INCOME FUNDS

                             PILGRIM HIGH YIELD FUND
                   (formerly Pilgrim America High Yield Fund)
                                (High Yield Fund)

                    PILGRIM GOVERNMENT SECURITIES INCOME FUND
                       (Government Securities Income Fund)


Each Fund offers different classes of shares, with varying types and amounts of sales and distribution charges. These Pilgrim Purchase Options(TM) permit you to choose the method of purchasing shares that best suits your investment strategy.

This Prospectus presents information you should know before investing. Please keep it for future reference. A Statement of Additional Information about each Fund, dated November 1, 1998, as amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (that is, it is legally considered a part of this Prospectus). This Statement is available free upon request by calling Pilgrim Group, Inc. (Shareholder Servicing Agent) at (800) 992-0180.

INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING RISK OF LOSS OF PRINCIPAL. THE FUNDS' SHARES ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF A BANK AND ARE NOT GUARANTEED BY A BANK. IN ADDITION, THE FUNDS' SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

   LIKE ALL MUTUAL FUND SHARES, NEITHER THE SECURITIES AND EXCHANGE COMMISSION
     NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR PASSES UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
THE EQUITY FUNDS AT A GLANCE ..............................................    3
THE INCOME FUNDS AT A GLANCE ..............................................    4
SUMMARY OF EXPENSES .......................................................    5
THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES .............................    8
INVESTMENT PRACTICES AND RISK CONSIDERATIONS ..............................   12
DIVERSIFICATION AND CHANGES IN POLICIES ...................................   19
YEAR 2000 COMPLIANCE ......................................................   19
SHAREHOLDER GUIDE .........................................................   20
 Pilgrim Purchase Options(TM) .............................................   20
 Purchasing Shares ........................................................   27
 Exchange Privileges and Restrictions .....................................   28
 How to Redeem Shares .....................................................   29
MANAGEMENT OF THE FUNDS ...................................................   30
DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   34
PERFORMANCE INFORMATION ...................................................   36
ADDITIONAL INFORMATION ....................................................   36
FINANCIAL HIGHLIGHTS ......................................................   36

                         THE EQUITY FUNDS AT A GLANCE*

         FUND                           OBJECTIVES AND POLICIES
----------------------- --------------------------------------------------------
 MagnaCap Fund          Long term growth of capital with income as a
                        secondary consideration.
                        Invests in equity securities that are determined to be of high quality by the Investment Manager based upon certain selection criteria.
                        Normally fully invested.
                        Pilgrim Investments, Inc., serves as Investment
                        Manager for MagnaCap Fund.

 LargeCap Leaders       Long-term capital appreciation.
 Fund                   Invests in equity securities issued by companies
                        believed to be undervalued that generally have a market capitalization of at least $5 billion.
                        Normally fully invested.
                        Pilgrim Investments, Inc. serves as Investment
                        Manager for LargeCap Leaders Fund.

 MidCap Value Fund      Long-term capital appreciation.
                        Invests in equity securities of companies believed to be undervalued that have a market capitalization of between $200 million and $5 billion.
                        Normally fully invested.
                        Cramer Rosenthal McGlynn, LLC., (CRM) provides portfolio management services for MidCap Value
                        Fund.

 Bank and Thrift Fund   Long-term capital appreciation with income as a
                        secondary objective.
                        Invests primarily in equity securities of national and state-chartered banks (other than money center banks), thrifts, the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts. Up to 35% of the Fund's total assets may be invested in equity securities of money center banks, other financial services companies, other issuers deemed suitable by the Investment Manager, debt securities, and securities of other investment companies.
                        Normally fully invested.
                        Pilgrim Investments, Inc. serves as Investment
                        Manager for Bank and Thrift Fund.

 Asia-Pacific Equity    Long-term capital appreciation.
 Fund                   Invests in equity securities of companies based in the
                        Asia-Pacific region, which includes China, Hong
                        Kong, Indonesia, Korea, Malaysia, Phillippines,
                        Singapore, Taiwan and Thailand, but not Australia and Japan.
                        Normally fully invested.
                        HSBC Asset Management America, Inc. and HSBC
                        Asset Management Hong Kong Limited, subsidiaries of HSBC Holdings plc, provides portfolio management services for Asia-Pacific Equity Fund.


         FUND                                  STRATEGY
----------------------- --------------------------------------------------------

 MagnaCap Fund          The Investment Manager generally selects
                        companies that meet the Fund's disciplined investment strategy: consistent payment of, or ability to, pay dividends; substantial increases in the ability to pay dividends; reinvested substantial earnings; strong balance sheets; and attractive prices.
                        Principal risk factors: exposure to financial and market risks that accompany an investment in equities. You can expect fluctuation in the value of the Fund's portfolio securities and the Fund's shares.*

 LargeCap Leaders       The Investment Manager seeks large
 Fund                   capitalization companies believed to present a
                        good value based upon price compared to
                        projected earnings and that are leaders in their industries, and considers whether those companies have a sustainable competitive edge.
                        Principal risk factors: exposure to financial and market risks that accompany an investment in equities. You can expect fluctuation in the value of the Fund's portfolio securities and the Fund's shares.*

 MidCap Value Fund      CRM, a `value' manager, seeks to identify middle
                        capitalization companies having one or more of the following characteristics: they are undergoing fundamental change; are undervalued; and are misunderstood by the investment community.
                        Investment prospects are viewed on a long-term basis and not on market timing.
                        Principal risk factors: exposure to financial and market risks that accompany an investment in equities. You can expect fluctuation in the value of the Fund's portfolio securities and the Fund's shares.*

 Bank and Thrift Fund   Portfolio securities are selected principally on the
                        basis of fundamental investment value and potential for future growth, including securities of institutions that the Fund believes are well-positioned to take advantage of opportunities currently developing in the banking and thrift industries.
                        Principal risk factors: exposure to financial and market risks that accompany an investment in equities, and exposure to the financial and market risks of the banking and thrift industries, which may present greater risk than a portfolio that is not concentrated in a group of related industries. Bank and thrift stocks may be impacted by state and federal legislation and regulations and regional and general economic conditions.
                        You can expect fluctuation in the value of the Fund's portfolio securities and the Fund's shares.*

 Asia-Pacific Equity    Portfolio securities are selected based upon a
 Fund                   combination of a macroeconomic overview of
                        the region, specific country analysis, setting target country weightings, industry analysis and stock selection.
                        Principal risk factors: exposure to financial and market risks that accompany an investment in equities, and exposure to changes in currency exchange rates and other risks of foreign investment. You can expect fluctuation in the value of the Fund's portfolio securities and the Fund's shares.*

* This summary description should be read in conjunction with the more complete description of the Fund's investment objectives and policies set forth elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of the Fund, refer to the `Shareholder Guide.' For information regarding the risk factors of the Fund, refer to `Investment Practices and Risk Considerations' below.

                         THE INCOME FUNDS AT A GLANCE*

       FUND                         OBJECTIVES AND POLICIES
------------------ -------------------------------------------------------------
 High Yield Fund   High level of current income with capital
                   appreciation as a secondary objective.
                   Invests at least 65% of its assets in a diversified portfolio of high-yielding debt securities commonly referred to as `junk bonds.' May also invest up to 35% of its total assets in other types of fixed income securities, preferred and common stocks, warrants and other securities.
                   Normally fully invested.
                   Pilgrim Investments, Inc. serves as Investment
                   Manager for High Yield Fund.

 Government        High level of current income consistent with liquidity
 Securities        and preservation of capital.
 Income Fund       Normally invests at least 70% of its assets in
                   securities issued or guaranteed by the U.S.
                   Government, or certain of its agencies and instrumentalities. The Fund does not invest in highly leveraging derivatives, such as swaps, interest-only or principle-only stripped mortgage-backed securities or interest rate futures contracts.
                   Normally fully invested.
                   Pilgrim Investments, Inc. serves as investment
                   Manager for Government Securities Income Fund.


       FUND                              STRATEGY
------------------ -------------------------------------------------------------

 High Yield Fund   The Investment Manager selects high-yielding
                   fixed income securities that do not, in its opinion, involve undue risk relative to the securities' return characteristics.
                   Principal risk factors: exposure to financial, market and interest rate risks and greater credit risks than with higher-rated bonds. You can normally expect greater fluctuation in the value of the Fund's shares than for the Government
                   Securities Income Fund, particularly in response to economic downturns.*

 Government        The Investment Manager analyzes various U.S.
 Securities        Government securities and selects those offering
 Income Fund       the highest yield consistent with maintaining
                   liquidity and preserving capital.
                   Principal risk factors: exposure to financial and interest rate risks, and prepayment risk on mortgage related securities. You can normally expect fluctuation in the value of the Fund's shares in response to changes in interest rates, and relatively little fluctuation in the absence of such changes.*

* This summary description should be read in conjunction with the more complete description of the Fund's investment objectives and policies set forth elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of the Fund, refer to the `Shareholder Guide.' For information regarding the risk factors of the Fund, refer to `Investment Practices and Risk Considerations' below.

                               SUMMARY OF EXPENSES

Shares of the Funds are available through independent financial professionals, national and regional brokerage firms and other financial institutions (Authorized Dealers). For each Fund, you may select from up to three separate classes of shares: Class A, Class B and Class M.

                       SHAREHOLDER TRANSACTION EXPENSES

                                                            CLASS A      CLASS B      CLASS M(1)
                                                            -------      -------      ----------
Maximum initial sales charge imposed on purchases of the
 Equity Funds (as a percentage of offering price)  ......   5.75%(2)     None         3.50%(2)
Maximum initial sales charge imposed on purchases of the
 Income Funds (as a percentage of offering price)  ......   4.75%(2)     None         3.25%(2)
Maximum contingent deferred sales charge (CDSC) on each
 Fund (at the lower of original purchase price or the
 redemption proceeds)   .................................   None (3)     5.00%(4)     None

The Funds have no redemption fees, exchange fees or sales charges on reinvested dividends.
------------
(1) Bank and Thrift Fund does not offer Class M shares.
(2) Reduced for purchases of $50,000 and over. See 'Class A Shares: Initial Sales Charge Alternative' and 'Class M Shares: Lower Initial Sales Charge Alternative.'
(3) A CDSC of no more than 1.00% for shares redeemed in the first or second year, depending on the amount of purchase, is assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See 'Class A Shares: Initial Sales Charge Alternative.'
(4) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'

                     ANNUAL OPERATING EXPENSES AND EXAMPLES

The table below reflects the Annual Operating Expenses incurred by the Class A, B and M shares of each Fund for the fiscal year or period ended June 30, 1998. The Annual Operating Expenses for certain Funds are subject to waivers that are described in the footnotes following the table. The "Examples" to the right of the table show the cumulative expenses you would pay on a $1,000 investment, assuming (i) reinvestment of all dividends and distributions, (ii) 5% annual return and (iii) redemption at the end of the period (unless otherwise noted):

                            ANNUAL OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
   MAGNACAP FUND                        CLASS A      CLASS B      CLASS M
                                        -------      -------      -------
    Management fees                      0.72%        0.72%        0.72%
    Distribution (12b-1 fees)(1)         0.30%        1.00%        0.75%
    Other Expenses                       0.35%        0.35%        0.35%
                                         ----         ----         ----
    Total fund
     operating expenses                  1.37%        2.07%        1.82%
                                         ====         ====         ====

   LARGECAP LEADERS FUND                CLASS A      CLASS B      CLASS M
                                        -------      -------      -------
    Management fees                      1.00%        1.00%        1.00%
    Distribution (12b-1 fees)(1)         0.25%        1.00%        0.75%
    Other Expenses                       0.50%        0.50%        0.50%
                                         ----         ----         ----
    Total fund
     operating expenses(3)               1.75%        2.50%        2.25%
                                         ====         ====         ====

   MIDCAP VALUE FUND                    CLASS A      CLASS B      CLASS M
                                        -------      -------      -------
    Management fees                      1.00%        1.00%        1.00%
    Distribution (12b-1 fees)(1)         0.25%        1.00%        0.75%
    Other Expenses                       0.50%        0.50%        0.50%
                                         ----         ----         ----
    Total fund
     operating expenses(3)               1.75%        2.50%        2.25%
                                         ====         ====         ====

   BANK AND THRIFT FUND++               CLASS A      CLASS B
                                        -------      -------
    Management fees                      0.72%        0.72%
    Distribution (12b-1 fees)(1)         0.25%        1.00%
    Other Expenses                       0.23%        0.23%
                                         ----         ----
    Total fund
     operating expenses                  1.20%        1.95%
                                         ====         ====

   ASIA-PACIFIC EQUITY FUND             CLASS A      CLASS B      CLASS M
                                        -------      -------      -------
    Management fees                      1.25%        1.25%        1.25%
    Distribution (12b-1 fees)(1)         0.25%        1.00%        0.75%
    Other Expenses                       0.50%        0.50%        0.50%
                                         ----         ----         ----
    Total fund
     operating expenses(3)               2.00%        2.75%        2.50%
                                         ====         ====         ====

   HIGH YIELD FUND                      CLASS A      CLASS B      CLASS M
                                        -------      -------      -------
    Management fees(4)                   0.60%        0.60%        0.60%
    Distribution (12b-1 fees)(1)         0.25%        1.00%        0.75%
    Other Expenses                       0.15%        0.15%        0.15%
                                         ----         ----         ----
    Total fund
     operating expenses(3)               1.00%        1.75%        1.50%
                                         ====         ====         ====

   GOVERNMENT SEC. INC. FUND            CLASS A      CLASS B      CLASS M
                                        -------      -------      -------
    Management fees                      0.50%        0.50%        0.50%
    Distribution (12b-1 fees)(1)         0.25%        1.00%        0.75%
    Other Expenses                       0.75%        0.75%        0.75%
                                         ----         ----         ----
    Total fund
     operating expenses(5)               1.50%        2.25%        2.00%
                                         ====         ====         ====

                                    EXAMPLES
--------------------------------------------------------------------------------
                      CLASS A     CLASS B         CLASS B+         CLASS M
                     ---------   ---------       ----------       --------
  After 1 year             71           71               21            53
  After 3 years            98           95               65            90
  After 5 years           128          131              111           130
  After 10 years          213          222 (2)          222 (2)       241

                      CLASS A     CLASS B         CLASS B+         CLASS M
                     ---------   ---------       ----------       --------
  After 1 year             74           75               25            57
  After 3 years           109          108               78           103
  After 5 years           147          153              133           151
  After 10 years          252          265 (2)          265 (2)       284

                      CLASS A     CLASS B         CLASS B+         CLASS M
                     ---------   ---------       ----------       --------
  After 1 year             74           75               25            57
  After 3 years           109          108               78           103
  After 5 years           147          153              133           151
  After 10 years          252          265 (2)          265 (2)       284

                      CLASS A     CLASS B         CLASS B+
                     ---------   ---------       ----------
  After 1 year        $    69     $     70        $      20
  After 3 years            93           91               61
  After 5 years           120          125              105
  After 10 years          195          208 (2)          208 (2)

                      CLASS A     CLASS B         CLASS B+         CLASS M
                     ---------   ---------       ----------       --------
  After 1 year             77           78               28            59
  After 3 years           117          115               85           110
  After 5 years           159          165              145           163
  After 10 years          277          290 (2)          290 (2)       309

                      CLASS A     CLASS B         CLASS B+         CLASS M
                     ---------   ---------       ----------       --------
  After 1 year             57           68               18            47
  After 3 years            78           85               55            78
  After 5 years           100          115               95           112
  After 10 years          164          186(2)           186 (2)       206

                      CLASS A     CLASS B         CLASS B+         CLASS M
                     ---------   ---------       ----------       --------
  After 1 year             62           73               23            52
  After 3 years            93          100               70            93
  After 5 years           125          140              120           137
  After 10 years          218          240 (2)          240 (2)       258

                                                       (Footnotes on next page.)

------------
 +  Assumes no redemption at end of period.
++ The Fund changed its year end from December 31 to June 30, therefore, the expenses reflected are for the six months ended June 30, 1998 annualized.
(1) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).
(2) Assumes Class B shares converted to Class A shares at the end of the eighth year following purchase.
(3) The Investment Manager has entered into expense limitation agreements under which it will limit expenses, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, to 1.50% for MidCap Value Fund and LargeCap Leaders Fund, 1.75% for Asia-Pacific Equity Fund, and 0.75% for High Yield Fund. These expense limitations will apply to each Fund individually until at least December 31, 1998. Prior to the waiver and reimbursement of Fund expenses, Other Expenses and Total Fund Operating Expenses for the fiscal year ended June 30, 1998 for the following Funds were: for MidCap Value Fund, 0.53% and 1.78% for Class A, 0.53% and 2.53% for Class B, and 0.53% and 2.28% for Class M; for LargeCap Leaders Fund, 1.03% and 2.28% for Class A, 1.03% and 3.03% for Class B, and 1.03% and 2.78% for Class M; for Asia-Pacific Equity Fund, 1.30% and 2.80% for Class A, 1.30% and 3.55% for Class B, and 1.30% and 3.30% for Class M; and for High Yield Fund, 0.32% and 1.17% for Class A, 0.32% and 1.92% for Class B, and 0.32% and 1.67% for Class M.
(4) The management fees for High Yield Fund have been restated to reflect current fees.
(5) The Investment Manager has agreed to reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution fees on Class B and Class M shares in excess of an annual rate of 0.25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. Without such waiver, Other Expenses and Total Fund Operating Expenses for the fiscal year ended June 30, 1998 would have been 0.83% and 1.58% for Class A, 0.83% and 2.33% for Class B, and 0.83% and 2.08% for Class M.

The purpose of the table on the previous page is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder in a Fund. For more complete descriptions of the various costs and expenses, please refer to 'Shareholder Guide' and 'Management of the Funds.' Use of the assumed 5% return in the Examples is required by the Securities and Exchange Commission. The Examples are not an illustration of past or future investment results, and should not be considered a representation of past or future expenses, actual expenses may be more or less than those shown.

                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

MAGNACAP FUND. The Fund's objective is growth of capital, with dividend income as a secondary consideration. In selecting investments for the Fund, preservation of capital is also an important consideration. The Fund normally seeks its objectives by investing primarily in equity securities issued by companies that the Investment Manager determines are of high quality based upon the selection criteria described below. The equity securities in which the Fund may invest include common stocks, securities convertible into common stocks, rights or warrants to subscribe for or purchase common stocks, repurchase agreements, and foreign securities (including American Depositary Receipts
(ADRs)). Although it is anticipated that the Fund normally will be invested as fully as practicable in equity securities in accordance with its investment policies, assets of the Fund not invested in equity securities may be invested in high quality debt securities, as described in `Risk Considerations -- Temporary Defensive and other Short-Term Positions.' In a period that the Investment Manager believes presents weakness in the stock market or in economic conditions, the Fund may establish a defensive position to attempt to preserve capital and increase its investment in these instruments.

MagnaCap Fund is managed in accordance with the philosophy that companies that can best meet the Fund's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. Normally, stocks are acquired only if at least 65% of the Fund's assets are invested in companies that meet the following criteria:

       1. CONSISTENT DIVIDENDS. A company must have paid or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

       2. SUBSTANTIAL DIVIDEND INCREASES. A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

       3. REINVESTED EARNINGS. Dividend payout must be less than 65% of current earnings.

       4. STRONG BALANCE SHEET. Long term debt should be no more than 25% of the company's total capitalization or a company's bonds must be rated at least A- or A-3.

       5. ATTRACTIVE PRICE. A company's current share price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the Standard & Poor's 500 Composite Stock Price Index.

The Investment Manager may also consider other factors in selecting investments for the Fund. The remainder of the Fund's assets may be invested in equity securities that the Investment Manager believes have growth potential because they represent an attractive value. Also, MagnaCap Fund may not invest more than 5% of its total assets in the securities of companies which, including predecessors, have not had a record of at least three years of continuous operations, and it may not invest in any restricted securities.

LARGECAP LEADERS FUND. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investing primarily in equity securities issued by companies with large market capitalizations that the Investment Manager believes sell at reasonable prices relative to their projected earnings. The Investment Manager seeks companies that it believes are leaders in their industries and considers whether these companies have a sustainable competitive edge. The Portfolio Manager's investment goal is to participate in up markets while cushioning the portfolio during a downturn. A company with a market capitalization (outstanding shares multiplied by price per share) of over $5 billion is considered to have large market capitalization, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, ADRs, and warrants. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities and will normally invest at least 65% of its assets in companies with large market capitalizations. The Fund may also invest in high-quality debt securities, as described in `Risk Considerations -- Temporary Defensive and Other Short-Term Positions.'

MIDCAP VALUE FUND. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in equity securities issued by companies with middle market capitalizations, i.e., market capitalizations between $200 million and $5 billion, although the Fund may also invest to a limited degree in companies that have larger or smaller market capitalizations. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock and warrants. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities of companies with middle market capitalizations. The Fund may also invest in high-quality debt securities, as described in `Risk Considerations -- Temporary Defensive and Other Short-Term Positions.'

The Fund is managed in accordance with the disciplined investment style that the Portfolio Manager, Cramer Rosenthal McGlynn, LLC (CRM), employs in managing midcap value portfolios. As a value adviser, CRM does not attempt to time market fluctuations; rather it relies on stock selection to achieve investment results, seeking out those stocks that are undervalued and, in some cases, neglected by financial analysts. The Portfolio Manager's investment philosophy is to take advantage of periodic inefficiencies that develop in the valuation of publicly traded companies. Generally, its approach to finding such companies is to first identify dynamic change that can be material to a company's operations. Dynamic change means change within a company that is likely to have a material impact on its operations. Examples include new senior management, new products or markets, or any material divestitures, acquisitions, or mergers. The philosophy is that this type of change often creates misunderstanding in the marketplace that can result in a company's stock being undervalued relative to its future prospects and peer group. The Portfolio Manager seeks to identify this change at an early stage and conduct an evaluation of the company's business. In applying this approach, the Portfolio Manager focuses on middle capitalization companies where dynamic change can be material.

CRM seeks companies that it believes will look different in the future in terms of their operations, finances, and/or management. Once change is identified, the Portfolio Manager conducts an evaluation of a company that includes creating a financial model based principally upon projected cash flow, as opposed to reported earnings. The company's stock is evaluated in the context of what the market is willing to pay for the shares of comparable companies and what a strategic buyer would pay for the whole company. CRM also evaluates the degree of investor recognition of a company by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock CRM conducts a business analysis to corroborate its observations and assumptions, including, in most instances, discussions with management, customers and suppliers. Also, an important consideration is the extent to which management holds an ownership interest in a company. In its overall assessment, CRM seeks stocks that have a favorable risk/reward ratio over an 18 to 24 month holding period.

BANK AND THRIFT FUND. The Fund primarily seeks long-term capital appreciation; a secondary objective is income. The Fund pursues its objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts, which investment may entitle the investor to participate in future stock conversions of the mutual thrifts. These portfolio securities are selected principally on the basis of fundamental investment value and potential for future growth, including securities of institutions that the Fund believes are well positioned to take advantage of the attractive investment opportunities developing in the banking and thrift industries. In making decisions concerning the selection of portfolio securities for the Fund, the Investment Manager conducts its own evaluation of the depository institution which is a potential investment by the Fund and does not take into account the credit rating of the debt securities issued by such institution. These equity securities include common stocks and securities convertible into common stock (including convertible bonds, convertible preferred stock, and warrants) but do not include non-convertible preferred stocks or adjustable rate preferred stocks.

An investment in the Fund's shares cannot be considered a complete investment program. Because the Fund's investment portfolio will be concentrated in specific segments of the banking and thrift industries, the shares may be subject to greater risk than the shares of a fund whose portfolio is less concentrated.

The  Investment  Manager believes that a number of factors may contribute to the
potential   for   growth  in  the  value  of  equity  securities  of  depository institutions, including the fact that such depository institutions are:

              (i) located in geographic regions experiencing strong economic growth and able to participate in such growth;

              (ii) well-managed and currently providing above-average returns on assets and shareholders' equity;

              (iii) attractive candidates for acquisition by a money center bank or another regional bank, as defined in 'The Banking and Thrift Industries,' below, or attractive partners for business combinations, as a result of opportunities created by the trend towards deregulation and interstate banking or in order to create larger, more efficient banking combinations;

              (iv) expanding their business into new financial services or geographic areas that have become or may become permissible due to an easing of regulatory constraints; or

              (v) investing assets in technology that is intended to increase productivity.

The Investment Manager also believes that factors may contribute to increased earnings of securities of depository institutions, including the following:

              (i) changes in the sources of revenues of banks, such as the implementation of certain new transaction-based fees;

              (ii) a focus on variable rate pricing of bank products, which is less sensitive than fixed pricing to cyclical interest rate changes;

              (iii) the ability, as a result of liberalization of regulation, to offer financial products and services which may have a higher rate of return than traditional banking and financial services products;

              (iv) the recent implementation of share repurchase programs by certain banks; or

              (v) a trend towards increased savings and investing as the average age of the population of the United States gets older.

The Fund's policy of investing under normal market conditions at least 65% of its total assets in the equity securities of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts is fundamental and may only be changed with approval of the shareholders of the Fund.

The Fund invests the remaining 35% of its total assets in the equity securities, including preferred stocks or adjustable rate preferred stocks, of money center banks, other financial services companies, other issuers deemed suitable by the Investment Manager (which may include companies that are not in financial services industries), in securities of other investment companies and in nonconvertible debt securities (including certificates of deposit, commercial paper, notes, bonds or debentures) that are either issued or guaranteed by the United States Government or agency thereof or issued by a corporation or other issuer and rated investment grade or comparable quality by at least one nationally recognized rating organization. The Fund may also invest in short-term, investment grade debt securities, as described in `Risk Considerations -- Temporary Defensive and Other Short-Term Positions.'

ASIA-PACIFIC EQUITY FUND. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan and Australia. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, ADRs, European Depositary Receipts and other depositary receipts. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities of Asia-Pacific issuers. The Fund may also invest in high-quality debt securities, as described in `Risk Considerations -- Temporary Defensive and Other Short-Term Positions.'

The Fund will be managed using the investment philosophy that the Portfolio Manager, HSBC Asset Management Americas, Inc. and HSBC Asset Management Hong Kong Limited (HSBC), employs in managing private Asia-Pacific portfolios. Investment decisions are based upon a disciplined approach that takes into consideration the following factors: (i) macroeconomic overview of the region;
(ii) specific country analysis; (iii) setting target country weightings; (iv) evaluation of industry sectors within each country; and (v) selection of specific stocks. Decisions on company selection include analysis of such fundamental factors as absolute rates of change of earnings growth, earnings growth relative to the market and industry, quality of earnings and stability of earnings growth, quality of management and product line, interest rate sensitivity and liquidity of the stock. HSBC seeks to take profits when the Portfolio Manager believes that a market or stock has risen fairly or disproportionately to other investment opportunities.

The criteria used by the Fund to determine whether an issuer is based in the Asia-Pacific region are: (1) the country in which the issuer was organized; (2) the country in which the principal securities market for that issuer is located; (3) the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (4) the country in which the issuer has at least 50% of its assets situated.

HIGH YIELD FUND. This Fund's primary investment objective is to seek a high level of current income and its secondary objective is capital appreciation, with preservation of capital as a consideration. The Fund normally seeks to achieve its objectives by investing at least 65% of its assets in a diversified portfolio of higher yielding debt securities, including preferred stock and convertible securities (High Yield Securities), that do not in the opinion of the Investment Manager involve undue risk relative to their expected return characteristics. High Yield Securities, which are commonly known as junk bonds, are ordinarily lower rated and include equivalent unrated securities.

Assets  of  the  Fund  not  invested in High Yield Securities (ordinarily not to exceed 35% of the Fund's assets) may be invested in common stocks; preferred stocks rated Baa or better by Moody's Investor Services, Inc. (Moody's) or BBB or better by Standard and Poor's Corporation (S&P); debt obligations of all types rated Baa or higher by Moody's or BBB or better by S&P; U.S. Government securities; warrants; foreign debt securities of any rating (not to exceed 10% of the Fund's total assets at the time of investment); money market instruments, including repurchase agreements on U.S. Government securities; other mortgage-related securities; financial futures and related options; and participation interests and assignments in floating rate loans and notes. See `Investment Practices and Risk Considerations -- High Yield Securities' for information on High Yield Securities.

GOVERNMENT SECURITIES INCOME FUND. This Fund's investment objective is to seek high current income, consistent with liquidity and preservation of capital. The Fund normally seeks to achieve its objectives by investing at least 70% of its total assets in securities issued or guaranteed by the U.S. Government and the following agencies or instrumentalities of the U.S. Government: GNMA, Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). The 70% threshold may not be met due to changes in value of the Fund's portfolio or due to the sale of portfolio securities due to redemptions. In such instances, further purchases by the Fund will be of U.S. Government securities until the 70% level is restored. The remainder of the Fund's assets may be invested in securities issued by other agencies and instrumentalities of the U.S. Government and in instruments collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The U.S. Government securities in which the Fund may invest include, but are not limited to, the following: (1) direct obligations of the U.S. Treasury including Treasury bills (maturities of one year or less), Treasury notes (maturities of one to ten years), and Treasury bonds (generally maturities of greater than ten years and up to 30 years), and (2) mortgage-backed securities that are issued or guaranteed by GNMA, FNMA, or FHLMC. The Fund may invest in short-term, intermediate-term and long-term U.S. Government securities. The Investment Manager will determine the exact composition and weighted average maturity of the Fund's portfolio on the basis of its judgment of existing market conditions. The Fund does not invest in highly leveraged derivatives, such as swaps, interest-only or principal-only stripped mortgage-backed securities, or interest rate futures contracts.

                 INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The following pages contain information about certain types of securities in which one or more of the Funds may invest and strategies the Funds may employ in pursuit of the investment objectives. See the Statement of Additional
Information of each Fund for more detailed information on these investment techniques and the securities in which the Funds may invest.


RISK CONSIDERATIONS

The investment objectives and policies of the Funds described above should be carefully considered before investing. There is no assurance that a Fund will achieve its investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. Each Fund is subject to varying degrees of financial, market and credit risks.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS. Each Fund's assets may be invested in certain short-term, high-quality debt instruments (and, in the case of Bank and Thrift Fund, investment grade debt instruments) and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Manager's or Portfolio Manager's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. Bank and Thrift Fund, MagnaCap Fund, LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund (except Government Securities Income Fund) may invest include: (i)
short-term   obligations   of   the   U.S.   Government   and   its   agencies,
instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund may also invest in long-term U.S. Government securities and money market funds, while Asia-Pacific Equity Fund may invest in
short-term   obligations   of   foreign   governments   and   their   agencies,
instrumentalities, authorities, or political subdivisions. The short-term instruments in which Government Securities Income Fund may invest include short-term U.S. Government securities and repurchase agreements on U.S. Government securities. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

MIDCAP COMPANY EQUITY SECURITIES. The MidCap Value Fund will invest substantially all of its assets, and MagnaCap Fund, LargeCap Leaders Fund, Bank and Thrift Fund and Asia-Pacific Equity Fund may invest, in the equity securities of middle capitalization companies. Investment in middle capitalization companies may involve greater risk than is customarily associated with securities of larger, more established companies. These securities may be less marketable and subject to more abrupt or erratic market movements than securities of larger companies.

BANK AND THRIFT FUND: SECURITIES OF BANKS AND THRIFTS. Bank and Thrift Fund invests primarily in equity securities of banks and thrifts. A `money center bank' is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. `Regional banks' are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as `community banks.'

The Bank and Thrift Fund may invest in the securities of banks or thrifts that are relatively smaller, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which the Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (`NASDAQ'); as a result there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.

The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

Changes  in  state  and  Federal  law  are  producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the federal and state levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine.


The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

The thrifts in which the Bank and Thrift Fund invests generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision (the `OTS'). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.

INVESTMENTS IN FOREIGN SECURITIES. Asia-Pacific Equity Fund invests primarily, and MagnaCap Fund may invest up to 5% of its total assets, in certain foreign securities (including ADRs). High Yield Fund may invest up to 10% of its total assets in debt obligations (including preferred stocks) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These securities may be denominated in either U.S. dollars or in non-U.S. currencies. LargeCap Leaders Fund may invest in ADRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing a deposit with the bank of a security of a foreign issuer, and are publicly traded in the U.S.

There are certain risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; (vii) higher transactional and custodial expenses than for domestic securities; and (viii) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

EMERGING MARKET INVESTMENTS. Asia-Pacific Equity Fund may invest in emerging market securities issued by companies based in emerging market countries in the Asia-Pacific region. An emerging market country is generally considered to be a country whose economy is less developed or mature than economies in other more developed countries or whose markets are undergoing a process of relatively basic development. `Emerging market countries' consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

In addition to the risks generally of investing in emerging market securities, there are particular risks associated with investing in developing Asia-Pacific countries including: (i) certain markets, such as those of China, being in the earliest stages of development; (ii) high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; (iii) political and social uncertainties; (iv) over-dependence financial intermediaries; (iii) political and social uncertainties; (iv) over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; (v) overburdened infrastructure and obsolete financial systems; (vi) environmental problems; (vii) less well developed legal systems than many other industrialized nations; and (viii) less reliable custodial services and settlement practices.

CORPORATE DEBT SECURITIES. High Yield Fund may invest in corporate debt securities. In addition, High Yield Fund may also invest in high quality short-term corporate debt for temporary defensive purposes. See "Temporary Defensive and Other Short-Term Positions" above. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

HIGH YIELD SECURITIES. High Yield Fund may invest in High Yield Securities, which are high yield/high risk debt securities that are rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality. High Yield Securities often are referred to as `junk bonds' and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in High Yield Securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Generally, the Fund will invest in securities rated no lower than B by Moody's or S&P, unless the Investment Manager believes the financial condition of the issuer or other available protections reduce the risk to the Fund. For example, the Fund may invest in such a security if the Investment Manager believes the issuer's assets are sufficient for the issuer to repay its outstanding obligations. Nevertheless, the Fund may invest in securities rated C or D if the Investment Manager perceives greater value in these securities than it believes is reflected in such securities' prevailing market price.

High Yield Securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of High Yield Securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in High Yield Securities prices. In the case of High Yield Securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market in which High Yield Securities are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a High Yield Security, and could adversely affect the daily net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value High Yield Securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. In pursuing the Fund's objectives, the Investment Manager seeks to identify situations in which the rating agencies have not fully perceived the value of the security.

Based upon the weighted average ratings of all High Yield Securities held during High Yield Fund's most recent fiscal year ended June 30, 1998, the percentage  of  the  Fund's  total High Yield Securities represented by (1) High
Yield Securities rated by a nationally recognized statistical rating organization, separated into each applicable rating category (Aaa, Baa, Ba, B, Caa, or Ca by Moody's or AAA, BBB, BB, B, CCC, or CC by S&P) by monthly dollar-weighted average is AAA -- 0%, BBB -- 0%, BB -- 4.61%, B -- 58.6%, CCC -- 2.42%, CC -- 0.40%, and D -- 0.34%, respectively, and (2) unrated High Yield Securities as a group -- 33.60%.

The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators `+,' no character, and `+' to its rating categories. The indicators show relative standing within the major rating categories.

OTHER INVESTMENT COMPANIES. LargeCap Leaders Fund, MidCap Value Fund, Bank and Thrift Fund and Asia-Pacific Equity Fund each may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund.

There  are  some  potential  disadvantages  associated  with  investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities (except MagnaCap Fund, which may not invest in restricted securities). A Fund may invest in an illiquid or restricted security if the Investment Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which it is carried. This illiquidity might prevent the sale of the security at a time when the Investment Manager might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount the Fund could realize upon disposition. Each Fund may only invest up to 15% of its net assets in illiquid securities.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without Securities and Exchange Commission registration by certain institutional investors known as `qualified institutional buyers,' and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

MORTGAGE-RELATED SECURITIES. Government Securities Income Fund and High Yield Fund may invest up to 100% of their assets in certain types of mortgage-related securities. High Yield Fund may invest up to 35% of its total assets in mortgage-related securities. Investments in mortgage-related securities involve certain risks. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because (1) the mortgages will be subject to normal principal amortization, and (2) may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan or foreclosure. Early prepayment may expose a Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and cannot be accurately predicted. They may be affected by changes in market interest rates. Therefore, prepayments will be reinvested at rates that are available upon receipt, which likely will be higher or lower than the original yield on the certificates. Accordingly, the actual maturity and realized yield on mortgage-backed securities will vary from the designated maturity and yield on the original security based upon the prepayment experience of the underlying pool of mortgages.

Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as obligations of FNMA); and still others are backed only by the credit of the instrumentality (such as obligations of FHLMC), and thus may be subject to varying degrees of credit risk. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates. Investors also should refer to the discussion of `Mortgage-Related Securities.'


INVESTMENT TECHNIQUES

BORROWING. Bank   and  Thrift  Fund  may  borrow  money  from  banks  to  obtain short-term credits as are necessary for the clearance of securities transactions, but not in an amount exceeding 15% of its total assets. All Funds except Bank and Thrift may borrow from banks solely for temporary or emergency purposes up to certain amounts (10% of total assets in the case of Government Securities Income Fund, 5% of total assets in the case of MagnaCap Fund and High Yield Fund, and 33 1/3% of total assets in the case of MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund). Government Securities Income Fund may not make any additional investment while any such borrowings exceed 5% of its total assets. The Government Securities Income Fund's entry into reverse repurchase agreements and dollar-roll transactions and any Fund's entry into delayed delivery transactions (including those related to pair-offs) shall not be subject to the above limits on borrowings. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value (NAV) of a Fund, and money borrowed will be subject to interest costs.

FOREIGN CURRENCY TRANSACTIONS. Substantially all of the assets of the Asia-Pacific Equity Fund will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Fund's shares. The Asia-Pacific Equity Fund ordinarily will not engage in hedging transactions to guard against the risk of currency fluctuation. However, the Fund reserves the right to do so, and, toward this end, may enter into forward foreign currency contracts. This investment technique is described in the Fund's Statement of Additional Information.

DOLLAR ROLL TRANSACTIONS. Government Securities Income Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC in order to enhance portfolio returns and manage prepayment risks. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When it enters into a dollar roll transaction, the Fund will maintain with its custodian in a segregated account cash and/or liquid assets in a dollar amount sufficient to make payment for the obligations to be repurchased. These securities are marked to market daily and are maintained until the transaction is settled.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, MagnaCap Fund, High Yield Fund and Government Securities Income Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Manager. The borrower at all times during the loan must maintain with that Fund cash or high quality securities or an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.
During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PAIRING OFF TRANSACTIONS. Government Securities Income Fund engages in a pairing-off transaction when it commits to purchase a security at a future date, and then the Fund `pairs-off' the purchase with a sale of the same security prior to or on the original settlement date. At all times when the Fund has an outstanding commitment to purchase securities, the Fund will maintain with its custodian in a segregated account cash and/or liquid assets equal to the value of the outstanding purchase commitments. When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Whether a pairing-off transaction produces a gain for the Fund depends upon the movement of interest rates. If interest rates decrease, then the money received upon the sale of the same security will be greater than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a gain. However, if interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

REVERSE REPURCHASE AGREEMENTS. Government Securities Income Fund may enter into reverse repurchase agreement transactions, which involve the sale of U.S. Government Securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions and avoid liquidation of portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated account with its custodian cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements, together with the Fund's other borrowings, may not exceed 33 1/3% of the Fund's total assets.

USE OF DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. The Funds will not invest in highly leveraging derivatives, such as interest-only or principal-only stripped mortgage-backed securities or swaps. In the case of MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund, it is expected that derivatives will not ordinarily be used for any of the Funds, but a Fund may make occasional use of certain derivatives for hedging. For example, MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund may purchase put options, which give the Fund the right to sell a security it holds at a specified price. A Fund would purchase an option to attempt to preserve the value of securities that it holds, which it could do by exercising the option if the price of the security falls below the `strike price' for the option. The Funds will not engage in any other type of options transactions.

Another use of derivatives that only may be employed by the Asia-Pacific Equity Fund is to enter into forward currency contracts and foreign exchange futures ('futures') contracts, which provide for delivery of a certain amount of foreign currency to the Fund on a specified date. The Fund would enter into a forward currency or futures contract when it intends to purchase or sell a security denominated in a foreign currency and it desires to `lock in' the U.S. dollar price of the security. The Funds will not engage in any other type of forward contracts or futures contracts. For additional information on options and foreign currency contracts, see `Options on Securities' and `Foreign Currency Exchange Transactions' in the Fund's Statement of Additional Information.

Government Securities Income Fund and High Yield Fund may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including GNMA, FNMA, and FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. For information on mortgage-backed securities, see 'Investment Practices and Risk Considerations -- Mortgage-Related Securities' in this Prospectus, `U.S. Government Securities' in Government Securities Income Fund's Statement of Additional Information, and `Mortgage-Related Securities' in High Yield Fund's Statement of Additional Information.

Other uses of derivatives that may be employed only by High Yield Fund include writing covered call options; purchasing call options; and engaging in financial futures and related options. It is expected that these instruments ordinarily will not be used for High Yield Fund; however, the Fund may make occasional use of these techniques. When a Fund writes a covered call option, it receives a premium for entering into a contract to sell a security in the future at an agreed upon price and date. A Fund would write a call option if it believes that the premium would increase total return. The primary risk of writing call options is that, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price. A Fund may purchase call options for the purpose of `closing out' a position on a security on which it has already written a call option.

High Yield Fund also may use financial futures contracts and related options for 'hedging' purposes. A Fund would purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. A risk of using financial futures contracts for hedging purposes is that the Investment Manager might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities. For information on options on securities and financial futures and related options, see `Option Writing' and `Financial Futures Contracts and Related Options' in High Yield Fund's Statement of Additional Information.

                    DIVERSIFICATION AND CHANGES IN POLICIES

Each Fund is diversified, so that with respect to 75% of its assets, it may not invest more than 5% of its assets (measured at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

The first sentence in the description of each Fund under `The Funds' Investment Objectives and Policies,' above, states the Fund's investment objectives. These investment objectives are `fundamental.' The other investment policies of Government Securities Income Fund described in the first paragraph under `The Funds' Investment Objectives and Policies -- Government Securities Income Fund' are also `fundamental.' Fundamental policies may only be changed with the approval of a majority of shareholders of the pertinent Fund. Unless otherwise specified, other investment policies of any of the Funds may be changed by the Board of Directors of that Fund without shareholder approval. Each Fund is subject to investment restrictions that are described in that Fund's Statement of Additional Information under `Investment Restrictions.' Some of those restrictions are designated as `fundamental.' These fundamental restrictions as well as the diversified status of each Fund require a vote of a majority of the shareholders of the relevant Fund to be changed.


                             YEAR 2000 COMPLIANCE

Like other financial organizations, the Funds could be adversely affected if the computer systems used by the Investment Manager and the Funds' other service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. The Investment Manager is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. It is not anticipated that the Funds will directly bear any material costs associated with the Investment Manager and the Fund's other service providers efforts to become Year 2000 compliant. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Funds or on global markets or economies, generally.

                                SHAREHOLDER GUIDE


PILGRIM PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from two or three separate classes of shares: Class A, Class B and Class M, each of which represents an identical interest in a Fund's investment portfolio but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. These sales charges and fees are shown and contrasted in the chart below.

                                                        CLASS A        CLASS B       CLASS M(1)
                                                       ---------      ---------      ---------
Maximum Initial Sales Charge on Purchases
 MagnaCap Fund, LargeCap Leaders Fund, MidCap
   Value Fund, Asia-Pacific Equity Fund ........        5.75%(2)        None           3.50%
 Bank and Thrift Fund ..........................        5.75%(2)        None            N/A
 High Yield Fund and Government Securities
   Income Fund .................................        4.75%(2)        None           3.25%
CDSC ...........................................        None (3)        5.00%(4)       None
Annual Distribution Fees(5) ....................        0.25%(6)        1.00%          0.75%
Maximum Purchase ...............................       Unlimited      $250,000      $1,000,000
Automatic Conversion to Class A ................          N/A          8 Years          N/A

------------
(1) Bank and Thrift Fund does not offer Class M shares.
(2) Imposed upon purchase. Reduced for purchases of $50,000 or more.
(3) For investments of $1 million or more, a CDSC of no more than 1% is assessed on redemptions made within one or two years from purchase, depending on the amount of purchase. See `Class A Shares: Initial Sales Charge Alternative.'
(4) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See `Class B Shares: Deferred Sales Charge Alternative.'
(5) Annual asset-based distribution charge.
(6) MagnaCap Fund imposes an annual distribution fee of 0.30%.


When choosing between classes, investors should carefully consider the ongoing annual expenses along with the initial sales charge or CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your Authorized Dealer.

CLASS A SHARES: Initial Sales Charge Alternative. Class A shares of the Funds are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see `Special Purchases without a Sales Charge' and `Reduced Sales Charges.'

           MAGNACAP FUND, LARGECAP LEADERS FUND, MIDCAP VALUE FUND,
               BANK AND THRIFT FUND AND ASIA-PACIFIC EQUITY FUND

                                                                                        DEALERS'
                                                                                      REALLOWANCE
                                                AS A % OF OFFERING     AS A % OF       AS A % OF
AMOUNT OF TRANSACTION                            PRICE PER SHARE          NAV        OFFERING PRICE
---------------------                           ------------------     ---------     --------------
Less than $50,000   .....................            5.75%              6.10%           5.00%
$50,000 but less than $100,000  .........            4.50%              4.71%           3.75%
$100,000 but less than $250,000 .........            3.50%              3.63%           2.75%
$250,000 but less than $500,000 .........            2.50%              2.56%           2.00%
$500,000 but less than $1,000,000  ......            2.00%              2.04%           1.75%

                                HIGH YIELD FUND
                     AND GOVERNMENT SECURITIES INCOME FUND



                                                                                         DEALERS'
                                                                                       REALLOWANCE
                                                 AS A % OF OFFERING     AS A % OF       AS A % OF
AMOUNT OF TRANSACTION                             PRICE PER SHARE          NAV        OFFERING PRICE
---------------------                            ------------------     ---------     --------------
Less than $50,000  ............................        4.75%              4.99%           4.25%
$50,000 but less than $100,000 ................        4.50%              4.71%           4.00%
$100,000 but less than $250,000 ...............        3.50%              3.63%           3.00%
$250,000 but less than $500,00 ................        2.50%              2.56%           2.25%
$500,000 but less than $1,000,000 .............        2.00%              2.04%           1.75%

There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:


                                                                                          PERIOD
                                                                          DEALER       DURING WHICH
ON PURCHASES OF:                                       CDSC             ALLOWANCE      CDSC APPLIES
---------------                                       ------            ---------      ------------
$1,000,000 but less than $2,500,000 ...........        1.00%              1.00%          2 Years
$2,500,000 but less than $5,000,000 ...........        0.50%              0.50%          1 Year
$5,000,000 and over  ..........................        0.25%              0.25%          1 Year

CLASS B SHARES: Deferred Sales Charge Alternative. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Funds are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A or Class M shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class M shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

The amount of the CDSC is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:




               YEAR OF REDEMPTION AFTER PURCH                    CDSC
               ------------------------------                    ----


               First ...........................................  5%
               Second ..........................................  4%
               Third ...........................................  3%
               Fourth ..........................................  3%
               Fifth ...........................................  2%
               Sixth ...........................................  1%
               Seventh and following ...........................  0%


To determine the CDSC payable on redemptions of Class B shares, the Funds will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible rate.

Class B shares will automatically convert into Class A shares approximately eight years after purchase. For additional information on the CDSC and the conversion of Class B shares, see each Fund's Statement of Additional Information.

CLASS M SHARES: Lower Initial Sales Charge Alternative. An investor who purchases Class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to Class A shares and does not pay any CDSC upon redemption. Class M shares have a higher annual distribution fee than Class A shares, but lower than Class B. The higher distribution fees mean a higher expense ratio than Class A but lower than Class B. Class M shares pay correspondingly lower dividends and may have a lower NAV per share than Class A shares, but generally pay higher dividends and have a higher NAV per share than Class B shares. Orders for Class M shares in excess of $1,000,000 will be accepted as orders for Class A shares or declined. The public offering price of Class M shares is the NAV of each Fund plus a sales charge, which, as set forth below, varies based on the size of the purchase:

           MAGNACAP FUND, LARGECAP LEADERS FUND, MIDCAP VALUE FUND,
               BANK AND THRIFT FUND AND ASIA-PACIFIC EQUITY FUND

                                                                                         DEALERS'
                                                                                       REALLOWANCE
                                                 AS A % OF OFFERING     AS A % OF       AS A % OF
AMOUNT OF TRANSACTION                             PRICE PER SHARE          NAV        OFFERING PRICE
---------------------                            ------------------     ---------     --------------
Less than $50,000 ..............................       3.50%              3.63%           3.00%
$50,000 but less than $100,000 .................       2.50%              2.56%           2.00%
$100,000 but less than $250,000 ................       1.50%              1.52%           1.00%
$250,000 but less than $500,000 ................       1.00%              1.01%           1.00%
$500,000 and over ..............................       None               None            None

             HIGH YIELD FUND AND GOVERNMENT SECURITIES INCOME FUND

                                                                                          DEALERS'
                                                                                        REALLOWANCE
                                                  AS A % OF OFFERING     AS A % OF       AS A % OF
AMOUNT OF TRANSACTION                              PRICE PER SHARE          NAV        OFFERING PRICE
---------------------                             ------------------     ---------     --------------
Less than $50,000 ...............................         3.25%              3.36%           3.00%
$50,000 but less than $100,000 ..................         2.25%              2.30%           2.00%
$100,000 but less than $250,000 .................         1.50%              1.52%           1.25%
$250,000 but less than $500,000 .................         1.00%              1.01%           1.00%
$500,000 and over ...............................         None              None             None

Class M shares are not offered by Bank and Thrift Fund and do not convert to Class A.

REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of a Fund or other open-end funds in the Pilgrim Funds which offer Class A shares, Class M Shares, or shares with front-end sales charges (`Participating Funds') by completing the Letter of Intent section of the Application. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable Fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Account Application or the Statement of Additional Information for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

The sales charge for your investment may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds (excluding Pilgrim General Money Market Shares) (`Rights of Accumulation'). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by:
(i) an investor; (ii) the investor's spouse and children under the age of majority; (iii) the investor's custodian account(s) for the benefit of a child under the Uniform Gifts to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and other employee benefit plans qualified under Section 401 of the Internal Revenue Code); and
(v) by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. See the Account Application or the Statement of Additional Information for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

WAIVERS OF CDSC. The CDSC on Class A or Class B shares will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

        1) The CDSC on Class A or Class B shares will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of each Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those shares held at the time of death or initial determination of permanent disability.

        2) The CDSC also may be waived for Class B Shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

        3)  The  CDSC  also  will  be  waived  in the case of a total or partial
     redemption   of   shares  in  a  Fund  in  connection  with  any  mandatory
     distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the CDSC waiver relating to mandatory distributions. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the CDSC. The CDSC Waiver Form included in the Account Application must be completed and provided to the Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.

REINSTATEMENT PRIVILEGE. Class B shareholders who have redeemed their shares in any open-end Pilgrim Fund within the previous 90 days may repurchase Class B shares at NAV (at the time of reinstatement) in an amount up to the redemption proceeds. Reinstated Class B shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated.

To exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction. See `Tax Considerations' in the Statement of Additional Information.

SPECIAL PURCHASE WITHOUT A SALES CHARGE. Class A or Class M shares may be purchased at NAV without a sales charge by:

        1) Class A or Class M shareholders who have redeemed their shares in any open-end Pilgrim Fund within the previous 90 days. These shareholders may repurchase shares at NAV in an amount equal to their net redemption proceeds. Authorized Dealers who handle these purchases may charge fees for this service.

        2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and which unaffiliated fund was: with respect to purchases of Bank and Thrift Fund, a fund invested primarily in financial services entities;

   with respect to purchases of MagnaCap Fund, a domestic growth fund; with respect to purchases of the MidCap Value Fund, a mid-cap fund; with respect to purchases of the LargeCap Leaders Fund, a large-cap fund; with respect to purchases of the Asia-Pacific Equity Fund, a fund investing in companies based in the Asia-Pacific region; with respect to purchases of High Yield
   Fund, a high yield bond fund; and with respect to purchases of Government Securities Income Fund, a government securities fund.

        3) Any charitable organization or governmental entity that has determined that a Fund is a legally permissible investment and which is prohibited by applicable law from paying a sales charge or commission in connection with the purchase of shares of any mutual fund.

        4) Officers, directors and full-time employees, and their families of Pilgrim America Capital Corporation (Pilgrim) and its subsidiaries.

        5) Certain fee based broker-dealers or registered representatives thereof or registered investment advisers under certain circumstances making investments on behalf of their clients.

        6) Shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust.

        7) Registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any Fund alone or in any combination of shares of any Fund plus Class A shares of certain other Participating Funds as described herein under `Pilgrim Purchase Options(TM) -- Reduced Sales Charges', during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Authorized Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following the transaction.

        8) Broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins).

        9) Broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds.

       10) Accounts as to which a banker or broker-dealer charges an account management fee (`wrap accounts').

       11) Any registered investment company for which Pilgrim Investments, Inc. serves as investment manager.

The Funds may terminate or amend the terms of offering shares at NAV to these investors at any time. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information.

INCENTIVES. The Distributor, at its expense, will provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Funds and other open-end Pilgrim Funds. In some instances, additional compensation or promotional incentives will be offered to Authorized Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds or other open-end Pilgrim Funds and/or other events sponsored by Authorized Dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1)

0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

RULE 12B-1 PLAN. Each Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of that Fund (Rule 12b-1 Plan). Under the Rule 12b-1 Plan, the Distributor may receive from each Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B and Class M shares.

DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Funds and in connection with services rendered to shareholders of each Fund, each Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to that class):

        CLASS A SHARES
                                                     SERVICING     DISTRIBUTION
         FUND                                           FEE            FEE
         ----                                        ---------     ------------
         MagnaCap Fund .............................   0.25%          0.05%

         LargeCap Leaders Fund, MidCap
          Value Fund, Bank and Thrift Fund,
          Asia-Pacific Equity Fund .................   0.25%           n/a*

         High Yield Fund and
          Government Securities Income Fund ........   0.25%           n/a

          ------------
          * Subject to increase by action of the Fund's Directors to a rate not exceeding .10% per annum.


        CLASS B SHARES

                                                     SERVICING     DISTRIBUTION
         FUNDS                                          FEE            FEE
         -----                                       ---------     ------------

         All Funds .................................   0.25%          0.75%



        CLASS M SHARES



                                                     SERVICING     DISTRIBUTION
         FUND                                           FEE            FEE
         ----                                        ---------     ------------

         All Funds except Bank and Thrift Fund ......  0.25%          0.50%*


          ------------
          * Subject to increase by action of the Fund's Directors to a rate not exceeding 0.75% per annum.


Fees  paid  under  the  Rule 12b-1 Plan may be used to cover the expenses of the
Distributor from the sale of Class A, Class B or Class M shares of the Funds, including payments to Authorized Dealers, and for shareholder servicing. These fees may be used to pay the costs of the following: payments to Authorized Dealers; promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of Prospectuses and Statements of Additional Information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to Authorized Dealers that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers. With respect to Class A shares of MagnaCap Fund, High Yield Fund and Government Securities Income Fund, the Distributor will be reimbursed for its actual expenses incurred under the 12b-1

Plan. The Distributor has incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $4,916,710 for MagnaCap Fund (1.11% of its net assets), $1,561,725 for High Yield Fund (0.56% of its net assets), and $927,642 for Government Securities Income Fund (3.42% of its net assets) as of June 30, 1998. With respect to Class A shares of all other Funds and the Class B and Class M shares of each Fund, the Distributor will receive payment without regard to actual distribution expenses that it incurs. Fees paid by one of the Funds under the Rule 12b-1 Plan may be used to finance distribution of the shares of that Fund and the servicing of shareholders of the Fund as well as the other Pilgrim Funds.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for distribution and shareholder servicing as set forth below.


        CLASS A AND B SHARES



                                                     SERVICING
          FUND                                          FEE
          ----                                          ---


          All Funds ................................   .25%

        CLASS M SHARES
                                                     SERVICING     DISTRIBUTION
         FUND                                           FEE            FEE
         ----                                        ---------     ------------
       Magna Cap Fund, LargeCap
        Leaders Fund, MidCap Value Fund,
        Asia-Pacific Equity Fund ...................   .25%           .40%

       High Yield Fund and Government
        Securities Income Fund .....................   .25%           .15%

Payments are calculated as a percentage of the Fund's average daily NAV attributed to each class of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and on the anniversary date in the 1st month following the date of purchase of Class M shares, and they cease upon exchange (or purchase) into Pilgrim General Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

OTHER EXPENSES. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

     Your Authorized Dealer can help you establish and maintain your account, and the Shareholder Servicing Agent is available to assist you with any questions you may have.

     The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's).

       Method                      Initial Investment                           Additional Investment
       ------                      ------------------                           ---------------------
 By contacting your    The minimum initial investment in a Fund is    The minimum for additional investment
 Authorized Dealer     $1,000 ($250 for IRAs).                        in a Fund is $100.

 By Mail               Visit or consult an Authorized Dealer.         Visit or consult your Authorized Dealer.
                       Make your check payable to the Pilgrim         Fill out the Account Additions form
                       Funds and mail it, along with a                included on the bottom of your account
                       completed Application, to the address          statement along with your check payable to
                       indicated on the Application. Please           the Fund and mail them in the envelope
                       indicate an Authorized Dealer on the New       provided with the account statement.
                       Account Application.                           Remember to write your account number on
                                                                      the check.

 By wire               Call the Pilgrim Operations Department         Call the Pilgrim Operations Dept.
                       at (800) 336-3436 to obtain an account         at (800) 336-3436 to obtain a wire
                       number and indicate an Authorized Dealer on    reference number. Give that number to your
                       the account. Instruct your bank to wire        bank and have them wire the
                       funds to the Fund in care of:                  same manner described under `Initial
                       Investors Fiduciary Trust Co.                  Investment.'
                       ABA #101003621
                       Kansas City, MO
                       credit to:
                       Pilgrim
                       ____________________________ (Fund)
                       A/C #751-8315; for further credit to:
                       Shareholder A/C
                       #___________________________
                       (A/C # you received over the telephone)
                       Shareholder Name:
                       ____________________________ (Your Name Here)
                       After wiring funds you must complete the
                       Account Application and send it to:
                       Pilgrim Funds.
                       P.O. Box 419368
                       Kansas City, MO 64141-6368

The Funds and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Investment Manager reserves the right to waive minimum investment amounts.

PRICE OF SHARES. Purchase, sale and exchange orders are effected at NAV for the respective class of shares of each Fund, determined after the order is received by the Transfer Agent or Distributor, plus any applicable sales charge (Public Offering Price).

Purchases of each class of a Fund's shares are effected at that Fund's Public Offering Price determined after a purchase order has been received in proper form. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange, (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer

Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

DETERMINATION OF NET ASSET VALUE. The NAV of each class of each Fund's shares will be determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. Each class' NAV represents that class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that class' outstanding shares. In general, the value of each Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The NAV per share of each class of each Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations will be made by persons acting under the supervision of the Board. For information on valuing foreign securities, see each Fund's Statement of Additional Information.

PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the Account Application or contact the Shareholder Servicing Agent at (800) 992-0180.

RETIREMENT PLANS. The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company (`IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12 custodian fee annually for the maintenance of such accounts.

TELEPHONE ORDERS. The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS.

An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The Investment Manager reserves the right to prohibit excessive exchanges (more than four per year). The Investment Manager reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

Shares of one class of a Fund may be exchanged for shares of that same class of any other open-end Pilgrim Fund other than Pilgrim General Money Market Shares (`Money Market'), at NAV without payment of any additional sales charge. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shares of a Fund that are not subject to a CDSC may be exchanged for shares of Money Market, and shares of Money Market acquired in the exchange may subsequently be exchanged for shares of an open-end Pilgrim Fund of the same class as the original shares acquired. Shares of a Fund that are subject to a CDSC may be redeemed to purchase shares of Money Market upon payment of the CDSC. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund should carefully review the prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. The exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

HOW TO REDEEM SHARES

Shares of each Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

             METHOD                                                    PROCEDURES
-------------------------------- ----------------------------------------------------------------------------------
 Redemption By Contacting Your   Authorized Dealers may communicate redemption orders by wire or telephone to
 Authorized Dealer               the Distributor. These firms may charge for their services in connection with your redemption request, but neither the Funds nor the Distributor imposes any such charge.

 Redemption By Mail              A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender. If certificated shares have been issued, the certificate must accompany the written request. The Transfer Agent may also require a signa-
                                 ture guarantee by an eligible guarantor. It will also be necessary for corporate in-
                                 vestors and other associations to have an appropriate certification on file authorizing redemptions by a corporation or an association before a redemption request will be considered in proper form. A suggested form of such certification is provided on the Account Application. If you are entitled to a CDSC waiver, you must complete the CDSC waiver form in the Account Application. To determine whether a signature guarantee or other documentation is required, shareholders may call the Shareholder Servicing Agent at (800) 992-0180.

 Expedited Redemption            By Check
                                 The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (maximum $100,000) mailed to an address which has been on record with the Pilgrim Funds for at least 30 days. This privilege is automatically assigned to you unless you check the box on the Account Application which signifies that you do not wish to utilize such option.
                                 By Wire
                                 The Expedited Redemption Privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-
                                 designated bank account. But, this aspect of the Expedited Redemption privilege will NOT automatically be assigned to you. If you want to take advantage of this aspect of the privilege, please check the appropriate box and attach a voided check to the Account Application. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instruc-
                                 tions, provided redemptions may be made. To effect an Expedited Redemption, please call the Shareholder Servicing Agent at (800) 992-0180. In the event that share certificates have been issued, you may not request a wire redemption by telephone or wire. This option is not available for retirement accounts.

SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A or B shares.

The number of full and fractional shares equal in value to the amount of the payment will be redeemed at NAV (less any applicable CDSC). Such redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. To establish a systematic cash withdrawal, please complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application.

You may change the amount, frequency and payee, or terminate this plan by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by you or the relevant Fund.

PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. A Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                            MANAGEMENT OF THE FUNDS

MORE ABOUT THE FUNDS. MagnaCap Fund and High Yield Fund are series of Pilgrim Investment Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in July 1969.

LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund are series of Pilgrim Advisory Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in April, 1995.

Bank and Thrift Fund is the single series of Pilgrim Bank and Thrift Fund, Inc., which is a registered investment company that was incorporated in Maryland in November, 1985 as a closed-end, diversified management investment company. The Fund operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund and since October 17, 1997, the Fund has operated as an open-end fund.

Government Securities Income Fund is the single series of Pilgrim Government Securities Income Fund, Inc., which is a registered investment company that was organized as a California corporation in May 1984.

Each Fund is governed by its Board of Directors, which oversees the operations of the Fund. The majority of Directors are not affiliated with the Investment Manager.

INVESTMENT MANAGER. The Investment Manager has overall responsibility for the management of the Funds. Each Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide or oversee all investment advisory and portfolio management services for the Fund.

Each agreement also requires the Investment Manager to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The
Investment Manager provides the Funds with office space, equipment and personnel necessary to administer the Funds. Each agreement with the Investment Manager can be canceled by the Board of Directors of each Fund upon 60 days written notice. Organized in December 1994, the Investment Manager is registered as an investment adviser with the Securities and Exchange
Commission. The Investment Manager acquired certain assets of the previous adviser to the Funds in a transaction that closed on April 7, 1995. The Investment Manager bears its expenses of providing the services described above. Investment Management fees are computed and accrued daily and paid monthly

Bank and Thrift Fund pays the Investment Manager a fee at an annual rate of 1.00% of the first $30,000,000 of average daily net assets, 0.75% of the next $95,000,000 of average daily net assets, and 0.70% of average daily net assets in excess of $125,000,000. .

MagnaCap Fund pays the Investment Manager a fee at an annual rate of 1.00% of the average daily net assets of the Fund up to $30 million; 0.75% of the average daily net assets above $30 million to $250 million; 0.625% of the average daily net assets above $250 million to $500 million; and 0.50% of the average daily net assets in excess of $500 million.

High Yield Fund pays the Investment Manager a fee at an annual rate of 0.60% of the average daily net assets of the Fund. LargeCap Leaders Fund and MidCap Value Fund each pay the Investment Manager a fee at an annual rate of 1.00% of the Fund's average daily net assets, and the Asia-Pacific Fund pay the Investment Manager a fee at an annual rate of 1.25% of the Fund's average daily net assets.

Government Securities Income Fund pays the Investment Manager a fee at an annual rate of 0.50% of the average daily net assets of the Fund up to $500 million; 0.45% of the average daily net assets above $500 million to $1 billion; and 0.40% of the average daily net assets in excess of $1 billion. The agreement with the Investment Manager for the Government Securities Income Fund provides that the Investment Manager will reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses of that Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of 0.25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net asset value for the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This reimbursement policy cannot be changed unless the agreement is amended, which would require shareholder approval.

The Investment Manager has entered into expense limitation agreements with respect to certain of the Funds, pursuant to which the Investment Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual ordinary operating expenses of these Funds (excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund's business, expenses of any counsel or other persons or services retained by the Company's directors who are not "interested persons" of the Investment Manager, and distribution (12b-1) fees) do not exceed: 0.75% for High Yield Fund; 1.50% for LargeCap Leaders Fund and MidCap Value Fund; and 1.75% for Asia-Pacific Equity Fund.

The expense limitation agreements provide that these expense limitations shall continue until December 31, 1998 for High Yield Fund, LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund. The Investment Manager may extend, but may not shorten, the period of these limitations without the consent of the Funds, so long as the extension is at the same expense limitation amount discussed above. Each Fund described above will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements. Each expense limitation agreement will terminate automatically upon termination of the respective investment management agreement with the Investment Manager, and may be terminated by the Investment Manager or the Fund upon 90 days written notice.

THE PORTFOLIO MANAGERS. For MidCap Value Fund and Asia-Pacific Equity Fund, the Investment Manager has engaged two of the most respected institutional investment advisers in the world. For portfolios similar to these Funds, these firms usually require large investment minimums to open an account, and their services for these types of portfolios are typically available only to wealthy individuals and large institutional clients. The Portfolio Managers have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

MIDCAP VALUE FUND. Cramer Rosenthal McGlynn, LLC. (CRM) serves as Portfolio Manager to the MidCap Value Fund. CRM's predecessor was founded in 1973 to manage portfolios for a select number of high net worth individuals and their related foundations, endowment funds, pension plans and other entities, and CRM currently manages approximately $4 billion for more than 200 individual and institutional clients, with a minimum investment size for private accounts of $5 million. The three founding principals of CRM have each spent over 35 years in the investment business. The firm has managed investments in small and middle capitalization companies for 25 years. Accounts managed by Cramer Rosenthal own in the aggregate approximately 17% of the outstanding voting securities of Pilgrim.

Gerald  B.  Cramer,  Chairman of CRM, Edward D. Rosenthal, Vice Chairman of CRM,
Ronald  H.  McGlynn,  Manager, President and Chief Executive Officer of CRM, Jay
B. Abramson, Executive Vice President and Director of Research of CRM, and Michael Prober, Portfolio Manager and Research Analyst, are primarily responsible for portfolio management of MidCap Value Fund. Messrs. Cramer, Rosenthal and McGlynn founded CRM's predecessor in 1973. Mr. Abramson has been with CRM or its predecessor for 13 years. Mr. Prober has been with CRM for 6 years.

ASIA-PACIFIC EQUITY FUND. HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited (collectively, HSBC) serve jointly as Portfolio Manager to the Asia-Pacific Equity Fund. The firms are part of HSBC Asset Management, the global investment advisory and fund management business unit of HSBC Holdings plc (founded as the Hong Kong and Shanghai Banking Corporation in
1865) which, with headquarters in London, is one of the world's largest banking and financial organizations. HSBC Asset Management manages over approximately $49 billion of assets worldwide for a wide variety of institutional, retail and private clients, with a minimum investment size for private accounts of $10 million for Asia-Pacific investors. HSBC Asset Management has advisory operations in Hong Kong and Singapore, among other locations. Its parent company has over a century of operations in local economies throughout the Asia-Pacific region.

Fredric Lutcher III, Managing Director, Chief Financial Officer, HSBC Americas, Ian Burden, Chief Investment Officer, HSBC Hong Kong, and Man Wing Chung, Director, HSBC Hong Kong, are primarily responsible for portfolio management of Asia-Pacific Equity Fund. Mr. Lutcher joined HSBC in 1997, and has over 20 years of investment experience. Prior to joining HSBC, Mr. Lutcher was with Merrill Lynch Asset Management. Mr. Burden has been with HSBC for 17 years, and has 24 years investment experience. Mr. Chung has been with HSBC for 5 years, and has 10 years investment experience.

Each Portfolio Manager serves the pertinent Fund under an agreement with the Investment Manager. Each Portfolio Manager has discretion to purchase and sell securities for the portfolio of its respective Fund in accordance with that Fund's objectives, policies and restrictions. Although the Portfolio Managers are subject to the general supervision by the Board of Directors and the Investment Manager, the Board and/or the Investment Manager do not evaluate the investment merits of specific securities transactions. The agreement with each Portfolio Manager may be terminated by the Board of Directors of the Funds, by the Investment Manager or by the Portfolio Manager. Thus, it is possible that in the future, one or more of the current Portfolio Managers would no longer be engaged for a Fund. It is not anticipated that Portfolio Managers will be replaced in the ordinary course of operations.

As compensation for their services to the Funds, the Investment Manager (and not the Fund) pays HSBC and CRM fees at annual rates of 0.50% of the average daily net assets of the Asia-Pacific Equity and MidCap Value Funds, respectively.

PARENT COMPANY AND DISTRIBUTOR

     The Investment Manager and Pilgrim Securities, Inc. (Distributor), the Funds' principal underwriter, are indirect, wholly owned subsidiaries of Pilgrim America Capital Corporation (NASDAQ: PACC). Through its subsidiaries, Pilgrim America Capital Corporation engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and private accounts. For more information on Pilgrim America Capital Corporation please see each Fund's Statement of Additional Information.

INVESTMENT PERSONNEL

MAGNACAP FUND. This Fund is managed by a team led by Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager for the Investment Manager. Mr. Kornblue has served as a Portfolio Manager of MagnaCap Fund since 1989. Prior to joining Pilgrim Group (and its predecessor) in 1986, Mr. Kornblue was Vice President, Director of Research and Portfolio Manager at First Wilshire
Securities Management; supervised mergers and acquisitions for Getty Oil Company; was portfolio manager and research analyst in both the fixed-income and equity departments for Western Asset Management Company; and was research analyst and pension fund manager at Southern California Edison Company. Mr. Kornblue received a B.S. from U.C.L.A., and M.S. and M.B.A. from U.S.C.

The other individuals on the team are G. David Underwood, Anuradha Sahai and Robert M. Kloss.

LARGECAP  LEADERS  FUND. This  Fund  is  managed  by  a  team  led  by  G. David
Underwood, C.F.A., Vice President and Senior Portfolio Manager for the Investment Manager. Mr. Underwood is the Lead Portfolio Manager of LargeCap Leaders Fund. Prior to joining the investment Manager in December, 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager and two years with C.S. McKee Investment Advisors as a Portfolio Manager. A Chartered Financial Analyst and past president of the Pittsburgh Society of Financial Analysts, Mr. Underwood received his B.S. degree from Arizona State University and has done graduate work in economics and finance at Washington and Jefferson College. He is a graduate of Pennsylvania Bankers Trust School.

The other individuals on the team are Anuradha Sahai and Robert M. Kloss.

BANK AND THRIFT FUND. Carl Dorf, C.F.A., Senior Vice President and Senior Portfolio Manager of Bank and Thrift Fund has been managing the Fund's
portfolio   since   January  1991,  when  he  joined  the  Investment  Manager's predecessor. Mr. Dorf is also a Senior Vice President of the Investment Manager. Prior to joining the Investment Manager's predecessor, he was a principal of Dorf & Associates Investment Counsel. His 35 plus years of portfolio management and research experience include positions with Moody's
Investors Service, Inc., as an analyst in the Banking & Finance Department; with Nuveen Corp. as a financial securities analyst; with Loews Corp. as a fund manager with responsibility for $150 to $250 million in utility and financial stocks; with BA Investment Management Corp. as a senior financial stock analyst; and with RNC Capital Management as manager of 150 individual, pension, and profit-sharing accounts. A Chartered Financial Analyst, Mr. Dorf earned both BBA/Finance and Investments and MBA/Finance and Investments degrees from the Bernard Baruch School of Business and Public Administration, The City College of New York.

HIGH YIELD FUND. Kevin G. Mathews, Senior Vice President and Senior Portfolio Manager of the Investment Manager, has served as Portfolio Manager of High Yield Fund since June 1995, and also served as Portfolio Manager of Government Securities Income Fund from June 1995 through September 1996. Prior to joining the Investment Manager, Mr. Mathews was a Vice President and Senior Portfolio Manager with Van Kampen American Capital. Since 1987, Mr. Mathews' responsibilities included the management of open-end high yield bond funds, two New York Stock Exchange listed closed-end bond funds, variable annuity high yield products and individual institutional high yield asset managed accounts. In a prior position, Mr. Mathews was a high yield portfolio fixed income credit analyst. Mr. Mathews received a B.A. from the University of Illinois and an M.B.A. from Drake University.

GOVERNMENT SECURITIES INCOME FUND. Charles G. Ullerich, C.F.A. and C.I.A., Vice President of the Investment Manager, has served as Portfolio Manager of Government Securities Income Fund since September 1996 and served as Assistant Portfolio Manager of that Fund from August 1995 to September 1996. Prior to joining Pilgrim Group, Mr. Ullerich was Vice President of Treasury Services for First Liberty Bank of

Macon, GA, where he was Portfolio Manager for a conservatively-managed $150 million mortgage and treasury securities portfolio, since 1991. Before that, he was an internal auditor for Georgia Federal Bank in Atlanta. Mr. Ullerich received a B.S. from Arizona State University, and he holds the professional designations of Chartered Financial Analyst and Certified Internal Auditor. He is Past President of the Georgia Chapter of the Arizona State University Alumni Association.

DISTRIBUTOR. In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares. The Distributor will, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of a Fund material compensation in the form of merchandise or trips. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in a Fund.

SHAREHOLDER SERVICING AGENT. Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

PORTFOLIO TRANSACTIONS. The Investment Manager, or Portfolio Manager in the case of MidCap Value Fund and Asia-Pacific Equity Fund, will place orders to execute securities transactions that are designed to implement each Fund's investment objectives and policies. The Investment Manager, or Portfolio Manager, will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks (`brokers') that provide `best execution' of these orders. In placing purchase and sale transactions, the Investment Manager, or Portfolio Managers, may consider brokerage and research services provided by a broker to Portfolio Manager or the Investment Manager or their affiliates, and a Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager or Portfolio Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with a Portfolio Manager or the Investment Manager, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. In addition, the Investment Manager or Portfolio Manager may place securities transactions with brokers that provide certain services to a Fund. The Investment Manager or Portfolio Manager also may consider a broker's sale of Fund shares if the Investment Manager is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

DIVIDENDS AND DISTRIBUTIONS. In the case of LargeCap Leaders Fund, MidCap Value Fund, Bank and Thrift Fund, and Asia-Pacific Equity Fund, dividends and distributions from net investment income and capital gains, if any, will be paid at least annually. MagnaCap Fund makes semi-annual payments from net investment income and one or more payments from net realized capital gains, if any. High Yield Fund and Government Securities Income Fund each have a policy of paying monthly dividends from their net investment income, and paying capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

Any dividends and distributions paid by a Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.

You may, upon written request or by completing the appropriate section of the Account Application in this Prospectus, elect to have all dividends and other distributions paid on a Class A, B or M account in a Fund invested into a Pilgrim Fund which offers Class A, B or M shares. Both accounts must be of the same class. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund which offers Class A, B, or M shares. Distributions are invested into the selected funds at the net asset value as of the payable date of the distribution only if shares of such selected funds have been registered for sale in the investor's state.

FEDERAL TAXES. Each Fund intends to operate as a `regulated investment company' under the Internal Revenue Code. To qualify, a Fund must meet certain income, asset diversification and distribution requirements. In any fiscal year in which a Fund so qualifies and distributes to shareholders all of its taxable income and gains, the Fund itself generally is relieved of federal income and excise taxes.

Dividends paid out of a Fund's investment company taxable income (including dividends, interest and short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends will be taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares.

All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a gain or loss which will be a capital gain or loss if the shares are held as a capital asset and, if so, may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares.

If you have not furnished a certified correct taxpayer identification number (generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Certain of the Funds, and in particular Asia-Pacific Equity Fund, may make investments outside the U.S. If a Fund has income from sources within foreign countries, that income may be subject to withholding and other taxes imposed by such countries, which could reduce the Fund's investment income.

This is a brief summary of some of the tax laws that affect your investment in a Fund. Please see each Fund's Statement of Additional Information and your tax adviser for further information.

                            PERFORMANCE INFORMATION

From time to time, a Fund may advertise its average annual total return over various periods of time as well as the Fund's current yield. The total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. The figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). Total returns and current yield are based on past results and are not necessarily a prediction of future performance. The Fund will compute its yield by dividing its net investment income per share during a 30-day base period by the maximum offering price on the last day of the base period. This 30-day yield is then compounded over six monthly periods and multiplied by two to provide an annualized yield.

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load.

ADDITIONAL PERFORMANCE QUOTATIONS. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.


                            ADDITIONAL INFORMATION

MORE ABOUT THE FUNDS. Each Fund's Articles of Incorporation permit the Directors to authorize the creation of additional series, each of which may issue separate classes of shares. A Fund may be terminated and liquidated under certain circumstances.

SHAREHOLDERS HAVE CERTAIN VOTING RIGHTS. Each share of each Fund is given one vote. Matters such as approval of new investment advisory agreements and changes in fundamental policies of a Fund will require the affirmative vote of the shareholders of that Fund. Matters affecting a certain class of a Fund will only be voted on by shareholders of that particular class and Fund. The Funds are not required to hold annual shareholder meetings, although special shareholder meetings may be held from time to time.


                             FINANCIAL HIGHLIGHTS

                 For a Share Outstanding Throughout Each Period

The following tables present condensed financial information about each Fund. The tables present historical information based upon a share outstanding through each Fund's fiscal year. This information has been derived from the financial statements that are in the Funds' Annual Report dated as of June 30, 1998. Further information about each Fund's performance is contained in the Funds' Annual Report, which may be obtained without charge.

                             PILGRIM MAGNACAP FUND

For the fiscal years ended June 30, 1998, 1997, 1996 and 1995, the information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to July 1, 1994, the financial information was audited by another independent auditor.

                                                               CLASS A
                                       ----------------------------------------------------
                                                         YEAR ENDED JUNE 30,
                                       ----------------------------------------------------
                                         1998          1997          1996          1995(a)
                                       --------      --------      ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period   $  15.92      $  16.69      $    14.03    $    12.36
                                       --------      --------      ----------    ----------
Income from investment
operations:
 Net investment income (loss)              0.04          0.10            0.09          0.12
 Net realized and unrealized gain
  on investments                           3.02          4.16            2.87          2.29
                                       --------      --------      ----------    ----------
  Total from investment operations         3.06          4.26            2.96          2.41
                                       --------      --------      ----------    ----------
Less distributions from:
 Net investment income                     0.04          0.10            0.06          0.14
 Distributions in excess of net
  investment income                        0.02          0.02              --            --
 Realized gains on investment              1.85          4.91            0.24          0.60
                                       --------      --------      ----------    ----------
  Total distributions                      1.91          5.03            0.30          0.74
                                       --------      --------      ----------    ----------
Net asset value, end of period         $  17.07      $  15.92      $    16.69    $    14.03
                                       ========      ========      ==========    ==========
TOTAL RETURN(c)                           20.53%        30.82%          21.31%        20.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)      $348,759      $290,355      $  235,393    $  211,330
Ratios to average net assets:
 Expenses                                  1.37%         1.46%           1.68%         1.59%
 Net investment income                     0.29%         0.64%           0.54%         0.98%
Portfolio turnover rate                      53%           77%             15%            6%
Average commission rate paid(e)        $ 0.0422      $ 0.0686            --            --

                                                                          CLASS A
                                       --------------------------------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------
                                           1994          1993          1992          1991         1990           1989
                                           ----          ----          ----          ----         ----           ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period   $    12.05    $    11.98    $    10.93     $  10.74     $   10.52      $    9.12
                                       ----------    ----------    ----------     --------     ---------      ---------
Income from investment
operations:
 Net investment income (loss)                0.15          0.14          0.13         0.20          0.15           0.17
 Net realized and unrealized gain
  on investments                             0.89          0.82          1.16         0.33          1.24           1.39
                                       ----------    ----------    ----------     --------     ---------      ---------
  Total from investment operations           1.04          0.96          1.29         0.53          1.39           1.56
                                       ----------    ----------    ----------     --------     ---------      ---------
Less distributions from:
 Net investment income                       0.14          0.12          0.24         0.16          0.17           0.16
 Distributions in excess of net
  investment income                            --            --            --           --            --             --
 Realized gains on investment                0.59          0.77            --         0.18          1.00             --
                                       ----------    ----------    ----------     --------     ---------      ---------
  Total distributions                        0.73          0.89          0.24         0.34          1.17           0.16
                                       ----------    ----------    ----------     --------     ---------      ---------
Net asset value, end of period         $    12.36    $    12.05    $    11.98     $  10.93     $   10.74      $   10.52
                                       ==========    ==========    ==========     ========     =========      =========
TOTAL RETURN(c)                              9.13%         8.21%        11.93%        5.21%        13.84%         17.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)      $  190,435    $  197,250    $  196,861     $199,892     $ 224,059      $ 204,552
Ratios to average net assets:
 Expenses                                    1.53%         1.53%         1.60%        1.50%         1.50%          1.60%
 Net investment income                       1.16%         1.09%         1.20%        2.00%         1.40%          1.80%
Portfolio turnover rate                         7%           36%           49%         182%          12%           1.29%
Average commission rate paid(e)                --            --            --           --            --             --

------------
(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Commencement of offering of shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                             PILGRIM MAGNACAP FUND
                                  (Continued)

                                                                            CLASS B
                                                             ---------------------------------------
                                                                YEAR         YEAR        JULY 17,
                                                                ENDED        ENDED      1995(b) TO
                                                               JUNE 30,     JUNE 30,     JUNE 30,
                                                                1998         1997          1996
                                                                ----         ----          ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $   15.81     $   16.59     $    14.22
                                                             ---------     ---------     ----------
Income from investment operations:
 Net investment income (loss)                                    (0.04)           --           0.06
 Net realized and unrealized gain on investments                  2.97          4.13           2.61
                                                             ---------     ---------     ----------
  Total from investment operations                                2.93          4.13           2.67
                                                             ---------     ---------     ----------
Less distributions from:
 Net investment income                                              --            --           0.06
 Distributions in excess of net investment income                 0.03            --             --
 Realized gains on investment                                     1.85          4.91           0.24
                                                             ---------     ---------     ----------
  Total distributions                                             1.88          4.91           0.30
                                                             ---------     ---------     ----------
Net asset value, end of period                               $   16.86     $   15.81     $    16.59
                                                             =========     =========     ==========
TOTAL RETURN(c)                                                  19.76%        29.92%         18.98%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000'S)                            $  77,787     $  37,427     $   10,509
Ratios to average net assets:
 Expenses                                                         2.07%         2.16%          2.38%(d)
 Net investment income                                           (0.41)%       (0.04)%         0.07%(d)
Portfolio turnover rate                                             53%           77%            15%
Average commission rate paid(e)                              $  0.0422     $  0.0686             --

                                                                            CLASS M
                                                             ------------------------------------------
                                                                 YEAR          YEAR         JULY 17,
                                                                 ENDED         ENDED       1995(b) TO
                                                               JUNE 30,      JUNE 30,       JUNE 30,
                                                                 1998          1997           1996
                                                                 ----          ----           ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $   15.87      $   16.63       $    14.22
                                                             ---------      ---------       ----------
Income from investment operations:
 Net investment income (loss)                                       --           0.02             0.08
 Net realized and unrealized gain on investments                  2.98           4.16             2.63
                                                             ---------      ---------       ----------
  Total from investment operations                                2.98           4.18             2.71
                                                             ---------      ---------       ----------
Less distributions from:
 Net investment income                                              --           0.02             0.06
 Distributions in excess of net investment income                 0.05           0.01               --
 Realized gains on investment                                     1.85           4.91             0.24
                                                             ---------      ---------       ----------
  Total distributions                                             1.90           4.94             0.30
                                                             ---------      ---------       ----------
Net asset value, end of period                               $   16.95      $   15.87       $    16.63
                                                             =========      =========       ==========
TOTAL RETURN(c)                                                  20.00%         30.26%           19.26%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                            $  14,675      $   6,748       $    1,961
Ratios to average net assets:
 Expenses                                                         1.82%          1.91%            2.13%(d)
 Net investment income                                           (0.16)%         0.22%            0.32%(d)
Portfolio turnover rate                                             53%            77%              15%
Average commission rate paid(e)                              $  0.0422      $  0.0686               --

------------
(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Commencement of offering of shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                        PILGRIM LARGECAP LEADERS FUND*

The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors.

                                                                         CLASS A
                                                      ----------------------------------------------
                                                          YEAR            YEAR           TEN MONTHS
                                                         ENDED            ENDED            ENDED
                                                        JUNE 30,         JUNE 30,          JUNE 30,
                                                          1998             1997            1996 (a)
                                                          ----             ----            --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $    14.17       $     11.77      $    10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                0.01              0.06            0.07
 Net realized and unrealized gain on investments             2.30              2.63            1.87
                                                       ----------       -----------      ----------
  Total from investment operations                           2.31              2.69            1.94
                                                       ----------       -----------      ----------
Less distributions:
 Net investment income                                         --                --            0.07
 In excess of net investment income                            --              0.05            0.01
 Realized gains on investments                               1.59              0.24            0.09
 In excess of realized gains                                 0.19                --              --
                                                       ----------       -----------      ----------
  Total distributions                                        1.78              0.29            0.17
                                                       ----------       -----------      ----------
Net asset value, end of period                         $    14.70       $     14.17      $    11.77
                                                       ==========       ===========      ==========
TOTAL RETURN (b)                                            17.71%            23.24%          19.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $    7,606       $     8,961      $    2,530
Ratios to average net assets:
 Expenses (c)(d)(e)                                          1.75%             1.75%           1.75%(f)
 Net investment income (loss) (c)(d)(e)                      0.03%             0.41%           0.65%(f)
Portfolio turnover rate                                        78%               86%             59%(f)
Average commission rate paid (g)                       $    0.0518      $    0.0586              --

                                                                           CLASS B
                                                       ----------------------------------------------
                                                           YEAR            YEAR            TEN MONTHS
                                                           ENDED           ENDED             ENDED
                                                         JUNE 30,        JUNE 30,           JUNE 30,
                                                           1998            1997             1996 aA)
                                                           ----            ----             --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $     14.04      $     11.71      $      10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                (0.10)           (0.02)             0.06
 Net realized and unrealized gain on investments              2.28             2.59              1.81
                                                       -----------      -----------      ------------
  Total from investment operations                            2.18             2.57              1.87
                                                       -----------      -----------      ------------
Less distributions:
 Net investment income                                          --               --              0.06
 In excess of net investment income                             --               --              0.01
 Realized gains on investments                                1.59             0.24              0.09
 In excess of realized gains                                  0.19               --                --
                                                       -----------      -----------      ------------
  Total distributions                                         1.78             0.24              0.16
                                                       -----------      -----------      ------------
Net asset value, end of period                         $     14.44      $     14.04      $      11.71
                                                       ===========      ===========      ============
TOTAL RETURN (b)                                             16.91%           22.23%            18.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $    15,605      $    13,611      $      1,424
Ratios to average net assets:
 Expenses (c)(d)(e)                                           2.50%            2.50%             2.50%(f)
 Net investment income (loss) (c)(d)(e)                      (0.72)%          (0.35)%           (0.25)%(f)
Portfolio turnover rate                                         78%              86%               59%(f)
Average commission rate paid (g)                       $    0.0518      $    0.0586                --

                                                                       CLASS M
                                                    ------------------------------------------------
                                                        YEAR              YEAR            TEN MONTHS
                                                       ENDED             ENDED               ENDED
                                                      JUNE 30,          JUNE 30,            JUNE 30,
                                                        1998              1997              1996 (A)
                                                        ----              ----              --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $     14.10        $     11.73        $     10.00
                                                    -----------        -----------        -----------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                             (0.07)                --               0.06
 Net realized and unrealized gain on investments           2.30               2.62               1.83
                                                    -----------        -----------        -----------
  Total from investment operations                         2.23               2.62               1.89
                                                    -----------        -----------        -----------
Less distributions:
 Net investment income                                       --                 --               0.06
 In excess of net investment income                          --               0.01               0.01
 Realized gains on investments                             1.59               0.24               0.09
 In excess of realized gains                               0.19                 --                --
                                                    -----------        -----------        -----------
  Total distributions                                      1.78               0.25               0.16
                                                    -----------        -----------        -----------
Net asset value, end of period                      $     14.55        $     14.10        $     11.73
                                                    ===========        ===========        ===========
TOTAL RETURN (b)                                          17.20%             22.58%             19.06%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000'S)                   $     5,533        $     4,719        $     1,240
Ratios to average net assets:
 Expenses (c)(d)(e)                                        2.25%              2.25%              2.25%(f)
 Net investment income (loss) (c)(d)(e)                   (0.47)%            (0.10)%             0.06%(f)
Portfolio turnover rate                                      78%                86%                59%(f)
Average commission rate paid (g)                    $    0.0518        $    0.0586                 --

------------
* Effective November 1, 1997, Pilgrim Investments, Inc. assumed the portfolio investment responsibilities of the Fund from ARK Asset Management Company, Inc.
(a)  The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 2.28%, 3.03% and 2.78% and the ratios of net investment income (loss) to average net assets were (0.50)%, (1.25)% and (1.00)% for Class A, B and M shares, respectively.
(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.33%, 3.08% and 2.83% and the ratios of net investment income (loss) to average net assets were (0.18)%, (0.91)% and (0.68)% for Class A, B and M shares, respectively.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 5.44%, 5.79% and 5.90% and the annualized ratios of net investment income
     (loss) to average net assets were (3.04)%, (3.53)% and (3.59)% for Class A, B and M shares, respectively.
(f)  Annualized.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                           PILGRIM MIDCAP VALUE FUND

The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors.

                                                                   CLASS A
                                                   -----------------------------------------------
                                                       YEAR           YEAR            TEN MONTHS
                                                       ENDED          ENDED              ENDED
                                                     JUNE 30,        JUNE 30,           JUNE 30,
                                                       1998           1997              1996 (aa
                                                       ----           ----              --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $     14.64     $     11.99       $       10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                            (0.07)          (0.02)               0.13
 Net realized and unrealized gain on investments          2.71            2.85                1.91
                                                   -----------     -----------       -------------
  Total from investment operations                        2.64            2.83                2.04
                                                   -----------     -----------       -------------
Less distributions:
 Net investment income                                      --              --                0.05
 In excess of net investment income                         --            0.07                  --
 Realized gains on investments                            0.49            0.11                  --
                                                   -----------     -----------       -------------
  Total distributions                                     0.49            0.18                0.05
                                                   -----------     -----------       -------------
Net asset value, end of period                     $     16.79     $     14.64       $       11.99
                                                   ===========     ===========       =============
TOTAL RETURN (b)                                         18.40%          23.89%              20.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                  $    27,485     $    16,985       $       2,389
Ratios to average net assets:
 Expenses (c)(d)(e)                                       1.75%           1.75%               1.75%(f)
 Net investment income (loss) (c)(d)(e)                  (0.53)%         (0.13)%              2.00%(f)
Portfolio turnover rate                                     85%             86%                 60%(f)
Average commission rate paid (g)                   $    0.0421     $    0.0592               --

                                                                        CLASS B                        CLASS M
                                                   ------------------------------------   ------------------------------------
                                                     YEAR        YEAR      TEN MONTHS       YEAR         YEAR       Ten Months
                                                     ENDED       ENDED        ENDED         ENDED        ENDED        Ended
                                                   JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     JUNE 30,     June 30,
                                                     1998         1997       1996 (a)       1998          1997       1996 (a)
                                                     ----         ----       --------       ----          ----       --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $  14.49     $  11.94    $  10.00       $  14.49     $  11.93     $   10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                         (0.18)       (0.05)       0.07          (0.15)       (0.03)         0.06
 Net realized and unrealized gain on investments       2.65         2.76        1.90           2.67         2.76          1.91
                                                   --------     --------    --------       --------     --------     ---------
  Total from investment operations                     2.47         2.71        1.97           2.52         2.73          1.97
                                                   --------     --------    --------       --------     --------     ---------
Less distributions:
 Net investment income                                   --           --        0.03             --           --          0.04
 In excess of net investment income                      --         0.05          --             --         0.06            --
 Realized gains on investments                         0.49         0.11          --           0.49         0.11            --
                                                   --------     --------    --------       --------     --------     ---------
  Total distributions                                  0.49         0.16        0.03           0.49         0.17          0.04
                                                   --------     --------    --------       --------     --------     ---------
Net asset value, end of period                     $  16.47     $  14.49    $  11.94       $  16.52     $  14.49     $   11.93
                                                   ========     ========    ========       ========     ========     =========
TOTAL RETURN (b)                                      17.40%       22.95%      19.80%         17.76%       23.21%        19.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                  $ 40,575     $ 23,258    $  2,123       $ 13,232     $  8,378     $   1,731
Ratios to average net assets:
 Expenses (c)(d)(e)                                    2.50%        2.50%       2.50%(f)       2.25%        2.25%         2.25%(f)
 Net investment income (loss) (c)(d)(e)               (1.28)%      (0.90)%      1.27%(f)      (1.03)%      (0.63)%        1.16%(f)
Portfolio turnover rate                                  85%          86%         60%(f)         85%          86%           60%(f)
Average commission rate paid (g)                   $ 0.0421     $ 0.0592          --       $ 0.0421     $ 0.0592            --

------------
(a)  The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.78%, 2.53% and 2.28% and the ratios of net investment income (loss) to average net assets were (0.57)%, (1.32)% and (1.07)% for Class A, B and M shares, respectively.
(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 1.94%, 2.69% and 2.44% and the ratios of net investment income (loss) to average net assets were (0.32)%, (1.11)% and (0.81)% for Class A, B and M shares, respectively.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 4.91%, 5.32% and 4.72% and the annualized ratios of net investment income
     (loss) to average net assets were (1.17)%, (1.56)% and (1.32)% for Class A, B and M shares, respectively.
(f)  Annualized.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                          PILGRIM BANK AND THRIFT FUND

For the six-month period ended June 30, 1998 and the years ended December 31, 1997, 1996, and 1995, the information in the table below, with the exception of the information in the row labeled "Total Investment Return at Net Asset Value" for periods prior to January 1, 1997, have been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to December 31, 1995, the financial information, with the exception of the information in the row labeled "Total Investment Return at Net Asset Value", was audited by another independent auditor. The information in the row labeled "Total Investment Return at Net Asset Value" has not been audited for periods prior to January 1, 1997. Prior to October 17, 1997, the Class A shares were designated as Common Stock and the Fund operated as a closed-end investment company.

                                                                                YEAR ENDED DECEMBER 31,
                                                SIX MONTHS ENDED            --------------------------------
                                                 JUNE 30, 1998*                          1997**
                                      ------------------------------------- --------------------------------
                                         CLASS A            CLASS B          CLASS A        CLASS B(a)
                                      ------------------ ------------------ ------------- ------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value,
 beginning of year                    $      25.87       $      25.85       $     17.84     $      25.25
                                      ------------       ------------       -----------     ------------
Income (loss) from investment
 operations:
 Net investment income                        0.11               0.01              0.34             0.04
 Net realized and unrealized
  gain (loss) on investments                  1.54               1.54             10.83             2.92
                                      ------------       ------------       -----------     ------------
Total from investment operations              1.65               1.55             11.17             2.96
                                      ------------       ------------       -----------     ------------
Less distributions:
 Net investment income                          --                 --              0.31             0.04
 Excess of net investment in-
  come                                          --                 --                --               --
 Realized capital gains                         --                 --              2.65             2.04
 Tax return of capital                          --                 --              0.18             0.28
                                      ------------       ------------       -----------     ------------
Total distributions                           0.00               0.00              3.14             2.36
                                      ------------       ------------       -----------     ------------
Other:
 Reduction in net asset value
  from rights offering                          --                 --                --               --
                                      ------------       ------------       -----------     ------------
Net asset value, end of year          $      27.52       $      27.40       $     25.87     $      25.85
                                      ============       ============       ===========     ============
Closing market price, end of year               --                 --                --               --
TOTAL INVESTMENT RETURN AT
 MARKET VALUE(c)                                --                 --                --               --
TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE(e)                           6.38%              6.00%            64.86%           11.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($millions)   $        549       $        360       $       383    $          76
Ratios to average net assets:
 Expenses                                     1.20%(h)           1.95%(h)          1.10%            1.89%(h)
 Net investment income                        0.94%(h)           0.19%(h)          1.39%            0.99%(h)
Portfolio turnover rate                          2%                 2%               22%              22%
Average commission rate paid(i)       $      0.023       $      0.023       $     0.013    $       0.013

                                        1996     1995(b)   1994       1993        1992         1991      1990      1989       1988
                                      -------   -------   -------   -------     --------     -------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value,
 beginning of year                    $ 14.83   $ 10.73   $ 11.87   $ 12.46     $  10.12     $  7.49   $  10.26   $  9.54   $  8.17
                                      -------   -------   -------   -------     --------     -------   --------   -------   -------
Income (loss) from investment
 operations:
 Net investment income                   0.32      0.31      0.26      0.26         0.22        0.24       0.31      0.30      0.31
 Net realized and unrealized
  gain (loss) on investments             5.18      4.78     (0.53)     0.75         2.93        3.33      (2.20)     1.50      1.43
                                      -------   -------   -------   -------     --------     -------   --------   -------   -------
Total from investment operations         5.50      5.09     (0.27)     1.01         3.15        3.57      (1.89)     1.80      1.74
                                      -------   -------   -------   -------     --------     -------   --------   -------   -------
Less distributions:
 Net investment income                   0.32      0.31      0.22      0.26         0.22        0.24       0.31      0.31      0.37
 Excess of net investment in-
  come                                   0.03      0.03        --        --           --          --         --        --        --
 Realized capital gains                  2.14      0.65      0.65      0.73         0.47          --         --      0.44        --
 Tax return of capital                     --        --        --        --         0.12        0.70       0.57      0.33        --
                                      -------   -------   -------   -------     --------     -------   --------   -------   -------
Total distributions                      2.49      0.99      0.87      0.99         0.81        0.94       0.88      1.08      0.37
                                      -------   -------   -------   -------     --------     -------   --------   -------   -------
Other:
 Reduction in net asset value
  from rights offering                     --        --        --     (0.61)          --          --         --        --        --
                                      -------   -------   -------   -------     --------     -------   --------   -------   -------
Net asset value, end of year          $ 17.84   $ 14.83   $ 10.73   $ 11.87     $  12.46     $ 10.12   $   7.49   $ 10.26   $  9.54
                                      =======   =======   =======   =======     ========     =======   ========   =======   =======
Closing market price, end of year     $ 15.75   $ 12.88   $  9.13   $ 10.88     $  11.63     $  9.50   $   7.13   $  9.13   $  7.75
TOTAL INVESTMENT RETURN AT
 MARKET VALUE(c)                        43.48%    52.81%    (8.85)%    1.95%(d)    31.53%      47.52%    (12.45)%   32.25%    30.17%
TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE(e)                     41.10%    49.69%    (1.89)%    7.79%(f)    32.36%(g)   49.49%    (18.14)%   20.79%    22.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($millions)   $   252   $   210   $   152   $   168     $    141     $   101   $     75   $   103   $    96
Ratios to average net assets:
 Expenses                                1.01%     1.05%     1.28%     0.91%        1.24%       1.31%      1.29%     1.26%     1.18%
 Net investment income                   1.94%     2.37%     2.13%     2.08%        2.00%       2.68%      3.59%     4.15%     3.28%
Portfolio turnover rate                    21%       13%       14%       17%          20%         31%        46%       63%       43%
Average commission rate paid(i)            --        --        --        --           --          --         --        --        --

                                                          Footnotes on next page

                          PILGRIM BANK AND THRIFT FUND
                                  (Continued)

*    Effective June 30, 1998,  Bank and Thrift Fund changed its year end to June
     30.

** The Fund converted from a closed-end investment company to an open-end investment company on October 17, 1997.

(a) From the period October 20, 1997 (initial offering of Class B shares) through December 31, 1997.

(b)  On April 7, 1995, the Investment  Manager acquired the rights to manage the
     Fund  and  certain  other  mutual  funds  previously   managed  by  Pilgrim
     Management Corporation.

(c) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.

(d) Calculation of total return excludes the effect of the per share dilution resulting from the Rights Offering as the total account value of a fully subscribed shareholder was minimally impacted.

(e) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.

(f) Total return is calculated assuming full participation in the 1993 rights offering.

(g) Total return is calculated assuming no particpation in the 1992 rights offering.

(h)  Annualized.

(i) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       PILGRIM ASIA-PACIFIC EQUITY FUND

The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors.



                                                                    CLASS A
                                                     -----------------------------------------
                                                        YEAR          YEAR         TEN MONTHS
                                                        ENDED         ENDED          ENDED
                                                       JUNE 30,      JUNE 30,       JUNE 30,
                                                        1998          1997          1996 (a)
                                                        ----          ----          --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $    10.93     $   10.35      $    10.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                              0.03          0.02            0.03
 Net realized and unrealized gain (loss) on invest-
  ments and foreign currency transactions                 (6.50)         0.58            0.34
                                                     ----------     ---------      ----------
  Total from investment operations                        (6.47)         0.60            0.37
                                                     ----------     ---------      ----------
Less distributions:
 Net investment income                                       --            --              --
 In excess of net investment income                          --            --            0.02
 Realized gains on investments                               --            --              --
 Tax return of capital                                       --          0.02              --
                                                     ----------     ---------      ----------
  Total distributions                                        --          0.02            0.02
                                                     ----------     ---------      ----------
Net asset value, end of period                       $     4.46     $   10.93      $    10.35
                                                     ==========     =========      ==========
TOTAL RETURN (b)                                         (59.29)%        5.78%           3.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $   11,796     $  32,485      $   18,371
Ratios to average net assets:
 Expenses (c)(d)(e)                                        2.00%         2.00%           2.00%(f)
 Net investment income (loss) (c)(d)(e)                    0.38%         0.00%           0.33%(f)
Portfolio turnover rate                                      81%           38%             15%
Average commission rate paid (g)                     $   0.0081     $  0.0096              --

                                                                    CLASS B                             CLASS M
                                                     -----------------------------------     ----------------------------------
                                                        YEAR       YEAR       TEN MONTHS      YEAR        YEAR       TEN MONTHS
                                                       ENDED       ENDED        ENDED         ENDED       ENDED         ENDED
                                                      JUNE 30,    JUNE 30,     JUNE 30,      JUNE 30,    JUNE 30,     JUNE 30,
                                                        1998       1997        1996 (a)       1998        1997        1996 (a)
                                                        ----       ----       --------        ----        ----       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $  10.83    $  10.31     $  10.00      $  10.86    $   10.32    $   10.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                           (0.03)      (0.07)       (0.01)           --        (0.05)         --
 Net realized and unrealized gain (loss) on invest-
  ments and foreign currency transactions               (6.43)       0.59         0.32         (6.46)        0.59         0.33
                                                     --------    --------     --------      --------    ---------    ---------
  Total from investment operations                      (6.46)       0.52         0.31         (6.46)        0.54         0.33
                                                     --------    --------     --------      --------    ---------    ---------
Less distributions:
 Net investment income                                     --          --           --            --           --          --
 In excess of net investment income                        --          --           --            --           --         0.01
 Realized gains on investments                             --          --           --            --           --          --
 Tax return of capital                                     --          --           --            --           --          --
                                                     --------    --------     --------      --------    ---------    ---------
  Total distributions                                      --          --           --            --           --         0.01
                                                     --------    --------     --------      --------    ---------    ---------
Net asset value, end of period                       $   4.37    $  10.83     $  10.31      $   4.40    $   10.86    $   10.32
                                                     ========    ========     ========      ========    =========    =========
TOTAL RETURN (b)                                       (59.65)%      5.04%        3.19%       (59.48)%       5.26%        3.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $  9,084    $ 30,169     $ 17,789      $  4,265    $  11,155    $   6,476
Ratios to average net assets:
 Expenses (c)(d)(e)                                      2.75%       2.75%        2.75%(f)      2.50%        2.50%        2.50%(f)
 Net investment income (loss) (c)(d)(e)                 (0.39)%     (0.79)%      (0.38)%(f)    (0.07)%      (0.55)%      (0.16)%(f)
Portfolio turnover rate                                    81%         38%          15%           81%          35%          15%
Average commission rate paid (g)                     $ 0.0081    $ 0.0096           --      $ 0.0081    $  0.0096          --

------------
(a)  The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 2.80%, 3.55% and 3.30% and the ratios of net investment income (loss) to average net assets were (0.42)%, (1.19)% and (0.88)% for Class A, B and M shares, respectively.
(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.54%, 3.29% and 3.04% and the ratios of net investment income (loss) to average net assets were (0.53)%, (1.33)% and (1.09)% for Class A, B and M shares, respectively.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 3.47%, 4.10% and 3.88% and the annualized ratios of net investment income
     (loss) to average net assets were (1.14)%, (1.73)% and (1.53)% for Class A, B and M shares, respectively.
(f)  Annualized.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                            PILGRIM HIGH YIELD FUND

For the fiscal years ended June 30, 1998, 1997, and 1996 and the eight-month period ended June 30, 1995, the information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to November 1, 1994, the financial information was audited by another independent auditor. Information for High Yield Fund for the fiscal years ended October 31, 1986 through October 31, 1989 was not included in such Fund's 1994 financial statements.

                                                          CLASS A
                                       -----------------------------------------------
                                                                              EIGHT
                                                                              MONTHS
                                               YEAR ENDED JUNE 30,            ENDED
                                       ---------------------------------     JUNE 30,
                                          1998        1997        1996      1995(a)(b)
                                       ---------     -------     -------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period    $   6.80     $  6.36     $  6.15    $    5.95
Income (loss) from
 investment operations:
 Net investment income                      0.61        0.61        0.59         0.35
 Net realized and unrealized
  gain (loss) on investments                0.16        0.43        0.16         0.21
                                        --------     -------     -------    ---------
  Total from investment operation           0.77        1.04        0.75         0.56
                                        --------     -------     -------    ---------
Less distributions from:
 Net investment income                      0.63        0.60        0.54         0.36
 Distributions in excess of net
  investment income                           --          --          --           --
                                        --------     -------     -------    ---------
  Total distributions                       0.63        0.60        0.54         0.36
                                        --------     -------     -------    ---------
Net asset value, end of period          $   6.94     $  6.80     $  6.36    $    6.15
                                        ========     =======     =======    =========
TOTAL RETURN(d)                            11.71%      17.14%      12.72%       9.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)       $102,424     $35,940     $18,691    $  15,950
Ratios to average net assets:
 Expenses(e)(f)(g)                          1.00%       1.00%       1.00%        2.25%(i)
 Net investment income(e)(f)(g)(h)          9.05%       9.54%       9.46%        8.84%(i)
Portfolio turnover rate                      209%        394%        399%         166%

                                                                YEAR ENDED OCTOBER 31,
                                       ------------------------------------------------------------------------
                                          1994        1993         1992         1991         1990         1989
                                       --------     --------     --------     --------    --------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period    $  6.47     $   5.77     $   5.70     $   5.03    $   6.46     $   7.29
Income (loss) from
 investment operations:
 Net investment income                     0.54         0.53         0.63         0.66        0.82         0.88
 Net realized and unrealized
  gain (loss) on investments              (0.51)        0.70         0.07         0.74       (1.40)       (0.80)
                                        -------     --------     --------     --------    ----------   --------
  Total from investment operation          0.03         1.23         0.70         1.40       (0.58)        0.08
                                        -------     --------     --------     --------    ----------   --------
Less distributions from:
 Net investment income                     0.55         0.53         0.63         0.68        0.85         0.91
 Distributions in excess of net
  investment income                          --           --           --         0.05          --           --
                                        -------     --------     --------     --------    ----------   --------
  Total distributions                      0.55         0.53         0.63         0.73        0.85         0.91
                                        -------     --------     --------     --------    ----------   --------
Net asset value, end of period          $  5.95     $   6.47     $   5.77     $   5.70    $   5.03     $   6.46
                                        =======     ========     ========     ========    ==========   ========
TOTAL RETURN(d)                            0.47%       22.12%       12.65%       30.00%     (10.08)%       0.94%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)       $16,046     $ 18,797     $ 17,034     $ 23,820    $ 21,598     $ 31,356
Ratios to average net assets:
 Expenses(e)(f)(g)                         2.00%        2.02%        2.03%        1.89%       1.75%        1.79%
 Net investment income(e)(f)(g)(h)         8.73%        8.36%       10.93%       12.40%      14.11%       12.61%
Portfolio turnover rate                     192%         116%         193%         173%        183%         210%

                                                          Footnotes on next page

                            PILGRIM HIGH YIELD FUND

                                  (Continued)

                                                                        CLASS B                           CLASS M
                                                          ----------------------------------    --------------------------------
                                                                                   JULY 17,                             JULY 17,
                                                            YEAR ENDED JUNE 30,   1995(c) TO     YEAR ENDED JUNE 30,    1995(c)
                                                          ----------------------   JUNE 30,     --------------------    JUNE 30,
                                                              1998        1997       1996         1998       1997         1996
                                                          ------------ ----------- ---------    -------    --------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value,
 beginning of period                                       $   6.78     $  6.36   $   6.20      $  6.78    $   6.36    $   6.20
Income (loss) from investment operations:
 Net investment income                                         0.58        0.57       0.48         0.59        0.58        0.50
 Net realized and unrealized gain (loss) on investments        0.14        0.41       0.14         0.14        0.41        0.14
                                                           --------     -------   --------      -------    ---------   --------
  Total from investment operation                              0.72        0.98       0.62         0.73        0.99        0.64
                                                           --------     -------   --------      -------    ---------   --------
Less distributions from:
 Net investment income                                         0.58        0.56       0.46         0.59        0.57        0.48
 Distributions in excess of net investment income                --          --         --           --          --          --
                                                           --------     -------   --------      -------    ---------   --------
  Total distributions                                          0.58        0.56       0.46         0.59        0.57        0.48
                                                           --------     -------   --------      -------    ---------   --------
Net asset value, end of period                             $   6.92     $  6.78   $   6.36      $  6.92    $   6.78    $   6.36
                                                           ========     =======   ========      =======    =========   ========
TOTAL RETURN(d)                                               10.90%      16.04%     10.37%       11.16%      16.29%      10.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $154,303     $40,225   $  2,374      $19,785    $  8,848    $  1,243
Ratios to average net assets:
 Expenses(e)(f)(g)                                             1.75%       1.75%      1.75%(i)     1.50%       1.50%       1.50%(i)
 Net investment income(e)(f)(g)(h)                             8.30%       8.64%      9.02%(i)     8.55%       8.93%       9.41%(i)
Portfolio turnover rate                                         209%        394%       339%         209%        394%        339%

------------

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Effective  November 1, 1994,  High Yield Fund  changed its year end to June
     30.
(c)  Commencement of offering of shares.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.17%, 1.92% and 1.67% and the ratios of net investment income to average net assets were 8.88%, 8.13% and 8.38% for Class A, B and M shares, respectively.
(f) Prior to the waiver and reimbursement of expenses for the year ended June 30, 1997, the ratios of expenses to average net assets were 1.42%, 2.17% and 1.92% and the ratios of net investment income to average net assets were 9.09%, 8.18% and 8.47% for Class A, B and M shares, respectively.
(g) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 2.19%, 2.94%
     (i) and 2.69% (i), and the ratios of net investment income to average net assets were 8.27%, 8.05% (i) and 8.51% (i), for Class A, B and M shares, respectively.
(h) Prior to the waiver of expenses, the ratio of expenses to average net assets was 2.35% (i) in 1995 and 2.07% in 1994 for Class A shares. Prior to the waiver of expenses, the ratio of net investment income to average net assets was 8.74% (i) in 1995 and 8.66% in 1994 for Class A shares.
(i)  Annualized.

                   PILGRIM GOVERNMENT SECURITIES INCOME FUND

For the fiscal years ended June 30, 1998, 1997, 1996 and 1995, the information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to July 1, 1994, the financial information was audited by another independent auditor.

                                                                   CLASS A
                                     -----------------------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                                     -----------------------------------------------------------------
                                        1998          1997         1996        1995(a)         1994
                                     ----------    ----------    --------    ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value,
 beginning of period                 $    12.71    $    12.59    $  12.97    $    12.73    $    13.96
Income (loss) from
 investment operations:
 Net investment income                     0.64          0.69        0.75          0.84          0.84
 Net realized and unrealized
  gain (loss) on investments               0.30          0.20       (0.32)         0.24         (1.17)
                                     ----------    ----------    --------    ----------    ----------
  Total from investment operations         0.94          0.89        0.43          1.08         (0.33)
                                     ----------    ----------    --------    ----------    ----------
Less distributions from:
 Net investment income                     0.64          0.69        0.75          0.84          0.90
 Distributions in excess of net
  investment income                        0.13          0.04          --            --            --
 Tax return of capital                       --          0.04        0.06            --            --
                                     ----------    ----------    --------    ----------    ----------
  Total distributions                      0.77          0.77        0.81          0.84          0.90
                                     ----------    ----------    --------    ----------    ----------
Net asset value, end of period       $    12.88    $    12.71    $  12.59    $    12.97    $    12.73
                                     ==========    ==========    ========    ==========    ==========
TOTAL RETURN(d)                            7.63%         7.33%       3.34%         8.96%        (2.50)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)    $   23,682    $   29,900    $ 38,753    $   43,631    $   61,100
Ratios to average net assets:
 Expenses(e)(f)(g)                         1.50%         1.42%       1.51%         1.40%         1.21%
 Net investment income(e)(f)(g)            5.13%         5.78%       5.64%         6.37%         6.44%
Portfolio turnover rate                     134%          172%        170%          299%          402%



                                        1993(c)        1992          1991         1990          1989
                                     ----------    ----------     --------     --------      ---------
PER SHARE OPERATING PERFORMANCE
Net asset value,
 beginning of period                 $    13.76    $    13.76     $  13.79     $  14.23      $   14.23
Income (loss) from
 investment operations:
 Net investment income                     1.13          1.19         1.25         1.25           1.31
 Net realized and unrealized
  gain (loss) on investments               0.18            --        (0.03)       (0.38)          0.02
                                     ----------    ----------     --------     --------      ---------
  Total from investment operations         1.31          1.19         1.22         0.87           1.33
                                     ----------    ----------     --------     --------      ---------
Less distributions from:
 Net investment income                     1.11          1.19         1.25         1.31           1.33
 Distributions in excess of net
  investment income                          --            --           --           --             --
 Tax return of capital                       --            --           --           --             --
                                     ----------    ----------     --------     --------      ---------
  Total distributions                      1.11          1.19         1.25         1.31           1.33
                                     ----------    ----------     --------     --------      ---------
Net asset value, end of period       $    13.96    $    13.76     $  13.76     $  13.79      $   14.23
                                     ==========    ==========     ========     ========      =========
TOTAL RETURN(d)                            9.82%         8.98%        9.27%        6.51%        10.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)    $   87,301    $   96,390     $110,674     $122,212      $ 144,769
Ratios to average net assets:
 Expenses(e)(f)(g)                         1.12%         1.10%        1.14%        1.14%          1.06%
 Net investment income(e)(f)(g)            8.06%         8.59%        9.09%        9.02%          9.45%
Portfolio turnover rate                     466%          823%         429%         448%           537%

                                                          Footnotes on next page

                   PILGRIM GOVERNMENT SECURITIES INCOME FUND
                                  (Continued)


                                                                        CLASS B                             CLASS M
                                                          ---------------------------------     ---------------------------------
                                                             YEAR      YEAR       JULY 17,        Year        Year      July 17,
                                                             ENDED     ENDED     1995(b) TO       Ended       Ended    1995(b) to
                                                           JUNE 30,   JUNE 30,    JUNE 30,       June 30,    June 30,   June 30,
                                                             1998      1997        1996           1998         1997       1996
                                                             ----      ----        ----           ----         ----       ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  12.68   $  12.59   $    12.95      $  12.72    $  12.59   $   12.95
Income (loss) from investment operations:
 Net investment income                                        0.60       0.67         0.66          0.64        0.70        0.68
 Net realized and unrealized gain (loss) on investments       0.24       0.11        (0.37)         0.23        0.14       (0.36)
                                                          ---------  ---------  ----------      ---------   ---------  ---------
  Total from investment operations                            0.84       0.78         0.29          0.87        0.84        0.32
                                                          ---------  ---------  ----------      ---------   ---------  ---------
Less distributions from:
 Net investment income                                        0.60       0.67         0.65          0.63        0.70        0.68
 Distributions in excess of net investment income             0.08       0.02           --          0.08          --          --
 Tax return of capital                                          --         --           --            --        0.01          --
                                                          ---------  ---------  ----------      ---------   ---------  ---------
  Total distributions                                         0.68       0.69         0.65          0.71        0.71        0.68
                                                          ---------  ---------  ----------      ---------   ---------  ---------
Net asset value, end of period                            $  12.84   $  12.68   $    12.59      $  12.88    $  12.72   $   12.59
                                                          =========  =========  ==========      =========   =========  =========
TOTAL RETURN(d)                                               6.78%      6.38%        2.25%         7.02%       6.88%       2.52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                         $  3,220   $  1,534   $       73      $    224    $     61   $      24
Ratios to average net assets:
 Expenses(e)(f)(g)                                            2.25%      2.17%        2.26%(h)      2.00%       1.92%       2.01%(h)
 Net investment income(e)(f)(g)                               4.24%      4.92%        4.98%(h)      4.29%       5.25%       5.73%(h)
Portfolio turnover rate                                        134%       172%         170%          134%        172%        170%


(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Commencement of offering of shares.
(c) During this period, average daily borrowing were $11,038,044, average monthly shares outstanding were 6,429,755 and average daily borrowings per share were $1.72. The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six months from July to December 1992. Such transactions constituted borrowing transactions  and,  as a  result,  the  Fund  exceeded  its  10%  borrowing limitations during that period. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its investment restrictions. This borrowing technique was discontinued subsequent to December 1992, until April 4, 1995, when shareholders approved a change in the Fund's investment policies.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.58%, 2.33% and 2.08% (g), and the ratios of net investment income to average net assets were 5.06%, 4.20% and 4.24% for Class A, B and M shares, respectively.
(f) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 1.57%, 2.41%(g) and 2.16%(g), and the ratios of net investment income to average net assets were 5.74%, 4.83%(g) and 5.58%(g) for Class A, B and M shares, respectively.
(g) Prior to the waiver expenses for the period ended June 30, 1995, the ratio of expenses to average net assets was 1.54%, and the ratio of net investment income to average net assets was 6.23% for Class A shares.
(h)  Annualized.
                                       47

                                                              Investment Manager
                                                       PILGRIM INVESTMENTS, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                     Distributor
                                                        PILGRIM SECURITIES, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                     Shareholder Servicing Agent
                                                             PILGRIM GROUP, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                  Transfer Agent
                                                               DST SYSTEMS, INC.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368

                                                                       Custodian
                                               INVESTORS FIDUCIARY TRUST COMPANY
                                                                801 Pennsylvania
                                                     Kansas City, Missouri 64105

                                                                   Legal Counsel
                                                          DECHERT PRICE & RHOADS
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006

                                                            Independent Auditors
                                                           KPMG PEAT MARWICK LLP
                                                       725 South Figueroa Street
                                                   Los Angeles, California 90017

                                   Prospectus
                                November 1, 1998

                          PILGRIM ADVISORY FUNDS, INC.
                        PILGRIM ASIA-PACIFIC EQUITY FUND
                            PILGRIM MIDCAP VALUE FUND
                          PILGRIM LARGECAP LEADERS FUND
                          PILGRIM STRATEGIC INCOME FUND

                       40 NORTH CENTRAL AVENUE, SUITE 1200
                             PHOENIX, ARIZONA 85004
                                 (800) 992-0180

                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 1998

Pilgrim Advisory Funds, Inc. (the "Company") is an open-end management investment company commonly known as a mutual fund. The Company currently consists of four separate diversified investment funds, Pilgrim Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), Pilgrim MidCap Value Fund ("MidCap Value Fund"), Pilgrim LargeCap Leaders Fund ("LargeCap Leaders Fund") and Pilgrim Strategic Income Fund ("Strategic Income Fund")1 each with its own investment objective and policies.

This Statement of Additional Information is not a prospectus and it should be read in conjunction with the Prospectus, dated November 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectus may be obtained at no charge by calling (800) 992-0180.

                                TABLE OF CONTENTS

Organization of Pilgrim Advisory Funds, Inc....................................2
Management of The Funds........................................................2
Supplemental Description of Investments.......................................12
Supplemental Investment Techniques............................................36
Investment Restrictions.......................................................36
Portfolio Transactions........................................................38
Additional Purchase and Redemption Information................................40
Determination of Share Price..................................................45
Shareholder Services and Privileges...........................................45
Distributions.................................................................48
Tax Considerations............................................................48
Shareholder Information.......................................................53
Calculation of Performance Data...............................................53
General Information...........................................................56
Financial Statements..........................................................56

----------
1 Strategic Income fund is not currently being offered as of the date of this Statement of Additional Information, but may be offered in the future.

                  ORGANIZATION OF PILGRIM ADVISORY FUNDS, INC.

Pilgrim Advisory Funds, Inc. is an open-end management investment company commonly known as a mutual fund. The Company currently consists of four separate diversified investment funds, Asia-Pacific Equity Fund, MidCap Value Fund, LargeCap Leaders Fund and Strategic Income Fund (each a "Fund" and collectively the "Funds"), each with its own investment objective and policies.

The Board of Directors has approved a change in the name of the Company and each Fund, to be effective on November 16, 1998. Until that date, the name of the Company is "Pilgrim America Masters Series, Inc.," and the names of the Funds are "Pilgrim America Masters Asia-Pacific Equity Fund," "Pilgrim America Masters MidCap Value Fund," "Pilgrim America Masters LargeCap Value Fund" and "Pilgrim America Masters Strategic Income Fund." On November 16, 1998, the name of the Company will become "Pilgrim Advisory Funds, Inc.," and the names of the Funds will become "Pilgrim Asia-Pacific Equity Fund," "Pilgrim MidCap Value Fund," "Pilgrim LargeCap Leaders Fund" and "Pilgrim Strategic Income Fund." This Statement of Additional Information reflects the names of the Company and each Fund as they will be on November 16, 1998.

The authorized capital stock of the Company consists of 1,000,000,000 shares having par value of $.01 per share. Holders of shares of a Fund have one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at the option of the shareholder. Shares have no preemptive rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

The Board of Directors may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940 (the "1940 Act").

                             MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS. The Company is managed by its Board of Directors. The Directors and Officers of the Company are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the 1940 Act, by virtue of that person's affiliation with the Company or Pilgrim Investments, Inc., the Company's investment manager ("Pilgrim Investments" or the "Investment Manager").

         Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 59) Director. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is also a director and/or trustee of each of the funds managed by the Investment Manager.

         John P. Burke, 260 Constitution Plaza, Hartford, Connecticut 06130. (Age 66) Director. Commissioner of Banking, State of Connecticut (January 1995 - Present). Mr. Burke was formerly President of Bristol Savings Bank (August 1992 - January
         1995) and President of Security Savings and Loan (November 1989 - August 1992). Mr. Burke is also a director and/or trustee of each of the funds managed by the Investment Manager.

         Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age
         70) Director. President of Al Burton Productions for more than the last five years; formerly Vice President, First Run Syndication, Castle Rock Entertainment (July 1992 - November 1994). Mr. Burton is also a director and/or trustee of each of the funds managed by the Investment Manager.

         Jock Patton, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 52) Director. Private Investor. Director of Artisoft, Inc. Mr. Patton was formerly President and Co-owner, StockVal, Inc. (April 1993
         - June 1997) and a partner and director of the law firm of Streich, Lang, P.A. (1972 - 1993). Mr. Patton is also a director and/or trustee of each of the funds managed by the Investment Manager.

         *Robert W. Stallings, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 49) Chairman, Chief Executive Officer, and President. Chairman, Chief Executive Officer and President of Pilgrim Group, Inc. ("Pilgrim Group") (since December 1994); Chairman, Pilgrim Investments, Inc. (since December 1994); Director, Pilgrim Securities, Inc. ("Pilgrim Securities") (since December 1994); Chairman, Chief Executive Officer and President of Pilgrim Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc. and Pilgrim Investment Funds, Inc. (since April 1995). Chairman and Chief Executive Officer of Pilgrim Prime Rate Trust (since April 1995). Chairman and Chief Executive Officer of Pilgrim America Capital Corporation (formerly, Express America Holdings Corporation) ("Pilgrim Capital") (since August
         1990).

Each Fund pays each Director who is not an interested person a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Funds is based on the Funds' average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.

COMPENSATION OF DIRECTORS.

The following table sets forth information regarding compensation of Directors by the Company and other funds managed by the Investment Manager for the fiscal year ended June 30, 1998. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               COMPENSATION TABLE

                                                                    PENSION OR                        TOTAL
                                                                    RETIREMENT                    COMPENSATION
                                                                     BENEFITS       ESTIMATED         FROM
                                                      AGGREGATE      ACCRUED         ANNUAL        REGISTRANT
                                                    COMPENSATION    AS PART OF      BENEFITS        AND FUND
                                                        FROM           FUND           UPON        COMPLEX PAID
                 NAME OF PERSON, POSITION            REGISTRANT      EXPENSES      RETIREMENT     TO DIRECTORS
                 ------------------------            ----------      --------      ----------     ------------
Mary A. Baldwin(1), Director......................     $1,879           N/A            N/A           $28,600
                                                                                                   (5 boards)
John P. Burke(1)(2), Director ....................     $1,887           N/A            N/A           $28,700
                                                                                                   (5 boards)
Al Burton(1), Director............................     $1,887           N/A            N/A           $28,700
                                                                                                   (5 boards)
Bruce S. Foerster(1)(3), Former Director..........     $1,887           N/A            N/A           $28,700
                                                                                                   (5 boards)
Jock Patton(1), Director..........................     $1,887           N/A            N/A           $28,700
                                                                                                   (5 boards)
Robert W. Stallings(3), Director and Chairman.....       $0             N/A            N/A           $0
                                                                                                   (5 boards)

----------
(1)  Member of the Audit Committee.
(2)  Commenced service as Trustee on May 5, 1997.
(3) Mr. Foerster resigned as a Director of the Company effective September 30, 1998.
(4) "Interested person," as defined in the Investment Company Act of 1940, of the Company because of the affiliation with the Investment Manager.

OFFICERS

         James R. Reis, EXECUTIVE VICE PRESIDENT AND ASSISTANT SECRETARY
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 41) Director, Vice Chairman (since December 1994), and Executive Vice
         President (since April 1995), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995) of Pilgrim Securities; Executive Vice President and Assistant Secretary of each of the other funds in the Pilgrim Group of Funds; Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991 - December 1993), Pilgrim Capital (formerly Express America Holdings Corporation). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital.

         Stanley D. Vyner, EXECUTIVE VICE PRESIDENT
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 48) Executive Vice President (since August 1996), Pilgrim Group; President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of (since July 1996) of most of the funds in the Pilgrim Group of Funds. Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October 1993) HSBC Life Assurance Co.

         James M. Hennessy, EXECUTIVE VICE PRESIDENT AND SECRETARY
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 49) Executive Vice President and Secretary (since April 1998), Pilgrim Capital (formerly Express America Holdings Corporation), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of each of the funds in the Pilgrim Group of Funds. Formerly Senior Vice President, Pilgrim Capital (April 1995 - April
         1998); Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

         Michael J.  Roland,  SENIOR  VICE  PRESIDENT  AND  PRINCIPAL  FINANCIAL
         OFFICER
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40) Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments, Pilgrim Securities (since June 1998) and Pilgrim Financial (since August, 1998). He served in same capacity from January, 1995 - April, 1997. Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

         Robert S. Naka, VICE PRESIDENT AND ASSISTANT SECRETARY
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 35) Vice President, Pilgrim Investments (since April 1997) and Pilgrim Group, Inc. (since February 1997). Vice President and Assistant Secretary of each of the funds in the Pilgrim Group of Funds. Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February
         1997). Formerly Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

         Robyn L. Ichilov, VICE PRESIDENT AND TREASURER
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 30) Vice President, Pilgrim Investments (since August 1997) and Pilgrim Financial (since May 1998), Accounting Manager (since November 1995). Formerly Assistant Vice President and Accounting Supervisor for PaineWebber (June, 1993 - April, 1995).

PRINCIPAL SHAREHOLDERS. As of September 30, 1998, the Directors and Officers of the Company as a group owned less than 1% of any class of the Fund's outstanding shares. As of September 30, 1998, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows: With respect to Asia-Pacific Equity Fund, Contiinvestments c/o Continental Grain Company, 277 Park Avenue, New York, New York 10172-0003, owned 12.68% of the Class A shares. With respect to MidCap Value Fund, Merrill Lynch Pierce Fenner & Smith Inc. ("Merrill Lynch"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, owned 7.56% of the Class A shares and 14.61% of the Class B shares. With respect to LargeCap Leaders Fund, Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, owned 5.36% of the Class A shares and 7.52% of the Class B shares.

INVESTMENT MANAGER. The Investment Manager serves as investment manager to the Funds and has overall responsibility for the management of the Funds. The Investment Management Agreement between the Company and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory and portfolio management services for the Funds. The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the SEC and serves as investment adviser to five other registered investment companies (or series thereof) as well as privately managed accounts. As of October 15, 1998, the Investment Manager had assets under management of approximately $5.3 billion. The Investment Manager, with the approval of the Company's Board of Directors, may select and employ investment advisers to serve as portfolio manager for any Fund ("Portfolio Manager"), monitors the Portfolio Managers' investment programs and results, and coordinates the investment activities of the Portfolio Managers to ensure compliance with regulatory restrictions.

Since November 1, 1997, the Investment Manager has provided investment advisory services to the LargeCap Leaders Fund pursuant to the Investment Management Agreement. Prior to that time, investment advisory services were provided to the LargeCap Leaders Fund by a Portfolio Manager selected by the Investment Manager. The Investment Manager has employed Portfolio Managers to provide investment advisory services to the Asia-Pacific Equity Fund and the MidCap Value Fund. More information regarding the Portfolio Managers is provided below.

The Investment Manager is a wholly-owned subsidiary of Pilgrim Group, Inc., which is itself a wholly-owned subsidiary of Pilgrim America Capital Corporation, a Delaware corporation, the shares of which are traded on the NASDAQ National Market System (NASDAQ: PACC) and which is a holding company that through its subsidiaries engages in the financial services business.

The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Portfolio Managers, executive salaries and expenses of the Directors and Officers of the Company who are employees of the Investment Manager or its affiliates and office rent of the Company. The Portfolio Managers pay all of their expenses arising from the performance of their obligations under the Portfolio Management Agreements. Subject to the expense reimbursement provisions described in the Prospectus, other expenses incurred in the operation of the Company are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Funds under federal and state laws and regulations; salary and other expenses of the employees of Investment Manager engaged in registering and qualifying shares of the Funds under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders;
expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of the Investment Manager or any Portfolio
Manager, or their affiliates; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses. Expenses directly attributable to a Fund are charged to that Fund and other expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

The Investment Manager bears the expense of providing its services, and pays the fees of each Fund's Portfolio Manager. For its services, the MidCap Value Fund and LargeCap Leaders Fund pay the

Investment Manager a monthly fee in arrears equal to 1/12 of 1.00% of the Fund's average daily net assets during the month (approximately 1.00% on an annual basis), the Asia-Pacific Equity Fund pays the Investment Manager a monthly fee in arrears equal to 1/12 of 1.25% of the Fund's average daily net assets during the month (approximately 1.25% on an annual basis), and the Strategic Income Fund pays the Investment Manager a monthly fee in arrears equal to 1/12 of 0.60% of the Fund's average daily net assets during the month (approximately 0.60% on an annual basis). The Investment Manager waives its management fee from Strategic Income Fund to the extent such fees arise from the Fund's investment in other investment companies managed by the Investment Manager. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996,
Asia-Pacific Equity Fund, MidCap Value Fund, and LargeCap Leaders Fund paid management fees to the Investment Manager of $169,861, $19,762, and $18,405, respectively. For the fiscal year ended June 30, 1997, Asia-Pacific Equity Fund, MidCap Value Fund, and LargeCap Leaders Fund paid management fees to the Investment Manager of $773,252, $250,512, and $174,325, respectively. For the fiscal year ended June 30, 1998, Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Leaders Fund paid management fees to the Investment Manager of $553,589, $678,816 and $286,830 respectively.

The Investment Manager has entered into an expense limitation agreement the Company, pursuant to which the Investment Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund's business, expenses of any counsel or other persons or services retained by the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed: 0.75% for Strategic Income Fund; 1.50% for LargeCap Leaders Fund and MidCap Value Fund; and 1.75% for Asia-Pacific Equity Fund.

The expense limitation agreements provide that these expense limitations shall continue until December 31, 1998 for LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund, and until December 31, 1999 for Strategic Income Fund. The Investment Manager may extend, but may not shorten, the period of these limitations without the consent of the Funds, so long as the extension is at the same expense limitation amount discussed above. Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements. Each expense limitation agreement will terminate automatically upon termination of the respective investment management agreement with the Investment Manager, and may be terminated by the Investment Manager or the Fund upon 90 days written notice.

PORTFOLIO MANAGERS. The Investment Manager has entered into Portfolio Management Agreements with Portfolio Managers to provide investment advisory services to certain of the Funds. The Investment Manager recommends Portfolio Managers to the Board of Directors of the Company primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. Each Portfolio Manager has discretion to purchase and sell securities for its Fund in accordance with that Fund's investment objective, policies and restrictions. Although the Portfolio Managers are subject to general supervision by the Investment Manager, the Investment Manager does not evaluate the investment merits of specific securities transactions.

HSBC ASSET MANAGEMENT -- HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited (collectively HSBC) serve collectively as Portfolio Managers to the Asia-Pacific Equity Fund. HSBC is part of HSBC Asset Management, the global investment advisory and fund management business of the HSBC Group, which, with headquarters in London, is one of the world's largest banking and financial organizations. HSBC Asset Management currently manages over approximately $49 billion of assets globally for a wide variety of institutional, retail and private clients, with a minimum account size of $10 million for Asia-Pacific investors. As compensation for its services to the Asia-Pacific Equity Fund, the Investment Manager pays HSBC a monthly fee in arrears equal to 1/12 of 0.50% of the Fund's average daily net assets managed during the month. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, the Investment Manager paid portfolio management fees to HSBC of $62,403. For the fiscal year ended June 30, 1997, the Investment Manager paid portfolio management fees to HSBC of $307,103. For the fiscal year ended June 30, 1998, the Investment Manager paid portfolio management fees to HSBC of $221,487.

CRAMER ROSENTHAL MCGLYNN, LLC -- Cramer Rosenthal McGlynn, LLC. (CRM), serves as Portfolio Manager to the MidCap Value Fund. CRM is registered as an investment adviser under the Investment Advisers Act of 1940. The principal shareholders and portfolio managers of CRM have significant experience in managing the money of pension plans, endowment funds, other institutions and individuals. CRM's predecessor was founded in 1973 to manage portfolios for a select number of wealthy individuals and their related foundations, pension plans and other entities. The three founding principals of the firm have each spent over 35 years in the investment business. CRM manages approximately $4 billion for more than 200 individual and institutional clients, with a minimum account size of $5 million. As compensation for its services to the MidCap Value Fund, the Investment Manager pays CRM a monthly fee in arrears equal to 1/12 of 0.50% of the Fund's average daily net assets managed during the month. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, the Investment Manager paid portfolio management fees to CRM of $125,000. For the fiscal year ended June 30, 1997, the Investment Manager paid portfolio management fees to CRM of $193,080. For the fiscal year ended June 30, 1998, the Investment Manager paid portfolio management fees to CRM of $339,347. Accounts managed by CRM own in the aggregate approximately 17% of the outstanding voting securities of Pilgrim Capital.

FORMER PORTFOLIO MANAGER FOR LARGECAP LEADERS FUND -- Ark Asset Management Co., Inc. (Ark) served as Portfolio Manager to the LargeCap Leaders Fund from September 1, 1995 through October 31, 1997. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, the Investment Manager paid portfolio management fees to Ark of $4,996. For the fiscal year ended June 30, 1997, the Investment Manager paid portfolio management fees to Ark of $60,843. For the period from July 1, 1997 through October 31, 1997, the Portfolio Manager paid portfolio management fees to Ark of $48,365.

The Investment Management and Portfolio Management Agreements will remain in effect for two years following their date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager or the Portfolio Managers by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management and Portfolio Management Agreements are terminable without penalty with not less than 60 days notice by the Board of Directors or by a vote of the holders of a majority of the relevant Fund's outstanding shares voting as a single class, or upon not less than 60 days notice by the Investment Manager. Each of the Investment Management and Portfolio Management Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

DISTRIBUTOR. Shares of the Funds are distributed by Pilgrim Securities, Inc. ("Pilgrim Securities" or the "Distributor") pursuant to a Distribution Agreement between the Company and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Company. See the Prospectus of the Company for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, total commissions allowed to other dealers under the Funds' underwriting arrangements were approximately $836,554 for Asia-Pacific Equity Fund, $90,542 for MidCap Value Fund, and $70,285 for Large Cap Value Fund. For that same period, the Distributor retained approximately $28,873 or approximately 3.3% of the total commissions assessed on shares of Asia-Pacific Equity Fund, approximately $27,485 or approximately 23.3% of total commissions assessed on shares of MidCap Value Fund, and approximately $70,285 or approximately 27.8% of total commissions assessed on shares of LargeCap Leaders Fund.

For the fiscal year ended June 30, 1997, total commissions allowed to other dealers under the Funds' underwriting arrangements were approximately $756,504 for Asia-Pacific Equity Fund, $871,644 for MidCap Value Fund, and $479,658 for LargeCap Leaders Fund. For that same period, the Distributor retained approximately $109,236 or approximately 14.4% of the total commissions assessed on shares of Asia-Pacific Equity Fund, approximately $95,048 or approximately 10.9% of total commissions assessed on shares of MidCap Value Fund, and approximately $45,962 or approximately 9.58% of total commissions assessed on shares of LargeCap Leaders Fund.

For the fiscal year ended June 30, 1998, total commissions allowed to other dealers under the Funds' underwriting arrangements were approximately $271,211 for Asia-Pacific Equity Fund, $1,161,599 for MidCap Value Fund, and $185,225 for LargeCap Leaders Fund. For that same period, the Distributor retained approximately $44,451 or approximately 16.42% of the total commissions assessed on shares of Asia-Pacific Equity Fund, approximately $64,225 or approximately 5.53% of total commissions assessed on shares of MidCap Value Fund, and approximately $8,380 or approximately 4.52% of total commissions assessed on shares of LargeCap Leaders Fund.

RULE 12B-1 PLANS. The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares offered by each Fund ("Rule 12b-1 Plans"). The Company intends to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.35% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plans payments of the following amounts to the Distributor each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares of a Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the class B shares of a Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of a Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of each of the Funds is for shareholder servicing for each of the classes.

Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25% and 0.65% of a Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following a purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Funds, including payments to Authorized Dealers for selling shares of the Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plans.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will receive payment under the Rule 12b-1 Plan without regard to actual distribution expenses it incurs.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation  and  incentives  may  include,  but  are  not  limited  to,  cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the Funds or other funds managed by the Investment Manager and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

The Rule 12b-1 Plans have been approved by the Board of Directors, including all of the Directors who are not interested persons of the Company as defined in the 1940 Act, and by the Funds' shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such Funds and their respective shareholders.

Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of each Fund's Class A, B, and M shares for the fiscal year ended June 30, 1998 were as follows:

                                          Class A        Class B        Class M
ASIA-PACIFIC EQUITY FUND
------------------------
Advertising...........................   $  6,014       $  4,607       $  2,175
Printing..............................     16,261         12,455          5,881
Salaries & Commissions................    279,677        214,221        101,160
Broker Servicing......................     35,497         27,189         12,839
Miscellaneous.........................      8,977          6,876          3,247

MIDCAP VALUE FUND
-----------------
Advertising...........................   $  7,766       $ 11,421       $  3,655
Printing..............................     20,998         30,879          9,881
Salaries & Commissions................    230,972        339,665        108,693
Broker Servicing......................     46,000         67,647         21,647
Miscellaneous.........................     11,951         17,575          5,624

LARGECAP LEADERS FUND
---------------------
Advertising...........................   $  2,316       $  4,811       $  1,782
Printing..............................      6,263         13,008          4,818
Salaries & Commissions................     73,852        153,386         56,801
Broker Servicing......................     13,703         28,461         10,541
Miscellaneous.........................      3,526          7,323          2,712

Under  the  Glass-Steagall  Act  and  other  applicable  laws,  certain  banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds' Investment Objectives and
Policies" and "Investment Practices and Risk Considerations." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below.

COMMON STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY SECURITIES. The Funds (other than Strategic Income Fund) will invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations.

The Funds may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Portfolio Manager is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

BANKING INDUSTRY OBLIGATIONS. The Funds may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. A Fund will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily.

HIGH YIELD SECURITIES. The Strategic Income Fund may invest in High Yield Securities, which are debt securities that are rated lower than Baa by Moody's or BBB by S&P. These securities tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market values tend to fluctuate more.

Fluctuations in value do not affect the cash income from the securities, but are reflected in the Strategic Income Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

Many fixed income securities may present risks based on payment expectations. For example, a fixed income security may contain redemption or call provisions. These features allow an issuer to call, or buy back, these securities. Typically, an issuer will exercise a redemption or call provision when interest rates decline, in order to take advantage of less expensive financing. Such a call or redemption is usually made at par or at a premium to par. The Strategic Income Fund then would be forced to replace a called security with a lower yielding security, thereby decreasing the Fund's rate of return. High Yield Securities are subject to special risks. These risks cannot be eliminated, but may be reduced significantly through a careful analysis of prospective portfolio securities and through diversification.

The yields earned on High Yield Securities generally are related to the quality ratings assigned by recognized rating agencies. The medium- to lower-rated and unrated securities in which the Strategic Income Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in High Yield Securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding High Yield Securities, thus disrupting the market for such securities.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High Yield Securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of High Yield Securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of High Yield Securities could also be at greater risk because High Yield Securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a High Yield
Security owned by the Strategic Income Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of High Yield Securities and the Strategic Income Fund's net asset value. Furthermore, in the case of High Yield Securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

PAYMENT EXPECTATIONS. High Yield Securities present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Strategic Income Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of High Yield Securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of High Yield Securities than in the case of investment grade bonds.

LIQUIDITY AND VALUATION RISKS. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as Treasury and investment grade bonds. The ability of the Company's Board of Directors to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of High Yield Securities more than other securities, especially in a thinly-traded market. To the extent the Strategic Income Fund owns illiquid or restricted High Yield Securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

ZERO COUPON AND PAY-IN-KIND SECURITIES. The Strategic Income Fund may invest in zero coupon and pay-in-kind securities, which do not pay interest in cash. In the event of a default, the Fund may receive no return on its investment.

TAXATION. Special tax considerations are associated with investing in High Yield Securities structured as zero coupon or pay-in-kind securities. The Strategic Income Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to High Yield Securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of High Yield Securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Manager primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Strategic Income Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Manager continually monitors the investments in the Strategic Income Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. The Strategic Income Fund may retain a security whose rating has been changed.

OPTION WRITING. The Strategic Income Fund may write only covered call option contracts. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia and Pacific Stock Exchanges. In addition, and in certain instances, the Strategic Income Fund may purchase and sell options in the over-the-counter market ("OTC Options"). The Strategic Income Fund's ability to close option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options. The writing of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.

The Strategic Income Fund may purchase options only to close out a position. In order to close out a position, the Strategic Income Fund will make a "closing purchase transaction"-- the purchase of a call option on the same security with the same exercise price and expiration date as the call option that it has previously written on any particular security. The Strategic Income Fund will effect a closing purchase transaction so as to close out any existing call option on a security that it intends to sell. The
Strategic Income Fund will realize a profit or loss from a closing purchase transaction if the amount paid to execute a closing purchase transaction is less or more than the amount received from the sale thereof. In determining the term of any option written, the Strategic Income Fund will consider the Internal Revenue Code's limitations on the sale or disposition of securities held for less than three months in order to maintain its status as a regulated investment company.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. The Strategic Income Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Strategic Income Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Manager. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Strategic Income Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Strategic Income Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Strategic Income Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

The Strategic Income Fund will receive a premium (less any commissions) from the writing of such contracts, and it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objectives. Generally, the Fund expects that options written by it will be conducted on recognized securities exchanges.

In determining the Strategic Income Fund's net asset value, the current market value of any option written by the Fund is subtracted from net asset value. If the current market value of the option exceeds the premium received by the Fund, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. The Strategic Income Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Strategic Income Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Strategic Income Fund may wish to purchase in the future by purchasing futures contracts.

The Strategic Income Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when the Strategic Income Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Strategic Income Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Strategic Income Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Strategic Income Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Strategic Income Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. The Strategic Income Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

The extent to which the Strategic Income Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Federal Tax Treatment of Dividends and Distributions."

RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Strategic Income Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Strategic Income Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Investment Manager to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the Strategic Income Fund's return for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts by the Strategic Income Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

MORTGAGE-RELATED SECURITIES. The Strategic Income Fund may invest in certain types of mortgage related securities. One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Strategic Income Fund may purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA regardless of whether or not the mortgagor actually makes the payment.

GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation that was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in twelfth year.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

The Strategic Income Fund expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Manager may, consistent with the Strategic Income Fund's investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Strategic Income Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Strategic Income Fund may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Strategic Income Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

SUBORDINATED MORTGAGE SECURITIES. The Strategic Income Fund may also invest in subordinated mortgage securities that have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.

The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Strategic Income Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Investment Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Strategic Income Fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

CREDIT ENHANCEMENT. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

OPTIONAL TERMINATION OF A TRUST. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

UNDERLYING MORTGAGE LOANS. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

SENIOR LOANS. The Strategic Income Fund may invest in interests in variable or floating rate Senior Loans, which, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity that is organized or domiciled in the United States, Canada or in U.S. territories and/or possessions. Strategic Income Fund invests in Senior Loans that have interest rates that float periodically based upon a benchmark indicator of prevailing interest rates, such as the Prime Rate or LIBOR, and will invest only in Senior Loans that are U.S. dollar-denominated. Generally, the Senior Loans in which Strategic Income Fund invests are fully collateralized with assets and/or cash flow that Pilgrim Investments believes have a market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan. Strategic Income Fund also only purchases interests in Senior Loans of borrowers that Pilgrim Investments believes can meet debt service requirements from cash flow. Strategic Income Fund does not invest in Senior Loans whose interest rates are tied to non-domestic interest rates other than LIBOR.

Senior Loans vary from other types of debt in that they generally hold the most senior position in the capital structure of a borrower. Priority liens are obtained by the lenders that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans that Strategic Income Fund may acquire include participation interests in lease financings ("Lease Participations") where the collateral quality, credit quality of the borrower and the likelihood of payback are believed by Pilgrim Investments to be the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of Strategic Income Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally. Also, a default on a Senior Loan in which the Fund has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value.

The maximum period of time of interest rate reset on any Senior Loans in which Strategic Income Fund may invest is one year. In addition, the Strategic Income Fund will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its Senior Loans of 90 days or less. In the event of a change in the benchmark interest rate on a Senior Loan, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Strategic Income Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Strategic Income Fund as lender would earn interest at a lower rate, but only on and after the reset date.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by an agent ("agent"), which usually is one or more of the lenders. On behalf of the lenders, generally the agent is primarily responsible for negotiating the loan agreement ("loan agreement"), which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other participants. The agent and the other original lenders also may assign all or a portion of their interests in the Senior Loan to other participants.

Strategic Income Fund's investment in Senior Loans generally may take one of several forms including: acting as one of the group of lenders originating a Senior Loan (an "original lender"); purchase of an assignment ("assignment") or a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. The Fund may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment. The Fund may serve as the agent or co-agent for a Senior Loan.

When Strategic Income Fund is an original lender or acquires an assignment, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the Senior Loan agreement, and may have rights with respect to any funds acquired by other lenders through set-off. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

When Strategic Income Fund is a purchaser of an assignment it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

Strategic Income Fund also may invest in participations in Senior Loans. With respect to any given Senior Loan, the rights of the Fund when it acquires a participation may be more limited than the rights of original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained. Participation by the Fund in a lender's portion of a Senior Loan typically results in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Senior Loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower with the result that the Fund may be subject to delays, expenses and risks that are greater than those that exist where the Fund is the original lender, and the Fund may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a creditor of the lender instead of the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Fund may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the borrower. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct of the lender selling the participation.

In acquiring a Senior Loan, Pilgrim Investments considers the following factors: positive cashflow coverage of debt service; adequate working capital; appropriate capital structure; leverage ratio consistent with industry norms; historical experience of attaining business and financial projections; the quality and experience of management; and adequate collateral coverage. Strategic Income Fund does not impose any minimum standard regarding the rating of any outstanding debt securities of borrowers.

Senior Loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of a covenant, which is not waived by the agent, is normally an event of acceleration, I.E., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, Strategic Income Fund may have an obligation to make additional loans upon demand by the borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the Fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Fund. Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Fund will not have a material adverse impact on the yield of the portfolio.

Strategic Income Fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The amount of fees is negotiated at the time of transaction.

CREDIT RISK. Pilgrim Investments performs its own independent credit analysis of the borrower. In so doing, Pilgrim Investments may use information and credit analyses from the agents that originate or administer loans, other lenders investing in a Senior Loan, and other sources. These analyses will continue on a periodic basis for any Senior Loan purchased by the Fund. Credit analysis may be difficult to perform for many issuers. Information about interests in Senior Loans generally will not be in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, issuers are required to provide financial information to lenders, including the Fund, and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

While all investments involve some amount of risk, Senior Loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. Senior Loans are also subject to the risk of nonpayment of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on Senior Loans held by the Fund, the Fund could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV of Fund Shares or the amount of its dividends.

In the event of a bankruptcy of the borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy would be an assertion that the pledging of collateral to secure the Senior Loan constituted a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the rights of other creditors of the borrower under applicable law.

COLLATERAL. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. Strategic Income Fund may also receive guarantees as a form of collateral. In some instances, the Fund may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to the Fund's investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

LIMITED SECONDARY MARKET. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, some or many of the Senior Loans in which the Fund invests will be illiquid. In addition, Senior Loans in which the Fund invests generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede the Fund's ability to sell Senior Loans. The Fund may have difficulty disposing of illiquid assets if it needs cash to pay redemptions, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

HYBRID LOANS. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). Strategic Income Fund may invest in Hybrid Loans that are secured debt of the borrower, although they may not in all instances be considered senior debt of the borrower. With Hybrid Loans, the Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because the Fund's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans. Strategic Income Fund will invest only in Hybrid Loans which meet credit standards established by Pilgrim Investments with respect to Hybrid Loans and nonetheless provide certain protections to the lender such as collateral maintenance or call protection.

SUBORDINATED AND UNSECURED LOANS. The Strategic Income Fund may invest up to 5% of its assets in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. Strategic Income Fund will acquire unsecured loans only where the Investment Manager believes, at the time of acquisition, that the Fund would have the right to payment upon default that is not subordinate to any other creditor.

ZERO COUPON AND PAY-IN-KIND SECURITIES. The Strategic Income Fund may invest in zero coupon and pay-in-kind securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. The Strategic Income Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. Each of the Funds (except Strategic Income Fund) may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

EMERGING MARKET AND OTHER FOREIGN SECURITIES. Asia-Pacific Equity Fund will invest substantially all of its assets in the equity securities of companies based in the Asia-Pacific region. Asia-Pacific countries include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, although the Fund will not invest in Japan and Australia. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Asia-Pacific Equity Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Although Asia-Pacific Equity Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Portfolio Manager will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Asia-Pacific Equity Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental.

The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

INVESTING IN DEVELOPING ASIA-PACIFIC SECURITIES MARKETS AND ECONOMIES. The securities markets of developing Asia-Pacific countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asia-Pacific brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements of open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for Asia-Pacific Equity Fund and may have an adverse impact on the investment performance of the Fund. The Fund's investment restrictions permit it to invest up to 15% of its net assets in securities that are determined by the Portfolio Manager to be illiquid.

The investment objective of Asia-Pacific Equity Fund reflects the belief that the economies of the developing Asia-Pacific countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for many of the developing Asia-Pacific countries. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. In addition, certain developing Asia-Pacific countries, such as the Philippines, are especially large debtors to commercial banks and foreign governments.

Archaic legal systems in certain developing Asia-Pacific countries also may have an adverse impact on the Asia-Pacific Equity Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing Asia-Pacific countries. Similarly, the rights of investors in Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing
Asia-Pacific  countries.  For  example,  some of the  currencies  of  developing
Asia-Pacific countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. In addition, as mentioned above, governments of many developing Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector.

In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing Asia-Pacific countries, which could affect private sector companies and the Asia-Pacific Equity Fund, as well as the value of securities in the Fund's portfolio.

In addition to the relative lack of publicly available information about developing Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as are applicable to U.S. companies, inflation accounting rules in some developing Asia-Pacific countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Asia-Pacific Equity Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries, if possible.

As a result, the Portfolio Manager of the Asia-Pacific Equity Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Portfolio Manager of the Fund, have had no or limited prior experience.

RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Asia-Pacific Equity Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Asia-Pacific Equity Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Asia-Pacific Equity Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Asia-Pacific Equity Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.


The introduction of the euro (a common currency for the European Economic and Monetary Union) in January 1999 could have an adverse effect of the Fund's ability to value holdings denominated in local currencies and on trading and other administrative systems which affect such securities.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Asia-Pacific Equity Fund may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (taken at market value at the time of investment) in forward foreign currency contracts.

A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

MIDCAP COMPANY EQUITY SECURITIES. MidCap Value Fund will invest substantially all of its assets, and LargeCap Leaders Fund and Asia-Pacific Equity Fund may invest, in the equity securities of certain midcap companies. Midcap companies will tend to be smaller, more emerging companies and investment in these companies may involve greater risk than is customarily associated with
securities  of  larger,  more  established   companies.   Midcap  companies  may
experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of midcap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

ILLIQUID SECURITIES. A Fund may invest in an illiquid or restricted security if the Portfolio Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

OPTIONS ON SECURITIES. The Funds (except Strategic Income Fund) may purchase put options on portfolio securities in which they may invest that are traded on a U.S. exchange or in the over-the-counter market and, for the Asia-Pacific Equity Fund, on a foreign securities exchange. A Fund may not invest more than 5% of its assets (taken at market value at the time of such investment) in put options. Such put options are included in the group of instruments that can be characterized as derivatives. A Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to their expirations, put options may be sold in closing sale transactions.

The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

REPURCHASE AGREEMENTS. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually quite short, from overnight to one week, while the underlying securities generally have longer maturities.

Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

                       SUPPLEMENTAL INVESTMENT TECHNIQUES

BORROWING. A Fund may borrow money from banks solely for temporary or emergency purposes, but not in an amount exceeding one-third of its total assets. However, if a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

SHORT SALES AGAINST THE BOX. MidCap Value Fund is authorized to make short sales of securities it owns or has the right to acquire at no additional cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through the broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. No more than 5% of the Fund's net assets may be used to cover such short positions. In addition, the Fund's ability to enter into short sales may be limited by certain tax requirements.

                             INVESTMENT RESTRICTIONS

The Company has adopted the investment restrictions listed below relating to the investment of each Fund's assets and its activities. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). None of the Funds may:

     (1) invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (2) invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

     (3) invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of companies primarily engaged in any one industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (or repurchase agreements with respect thereto);

     (4) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies:

          (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

          (b)  enter into repurchase agreements; and

          (c) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

     (5) borrow money or pledge, mortgage, or hypothecate its assets, (a) except that a Fund may borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) and except that the following shall not be considered a pledge, mortgage, or hypothecation of a Fund's assets for these purposes: entering into reverse repurchase agreements; transactions in options, futures, options on futures, and forward currency contracts; the deposit of assets in escrow in connection with the writing of covered put and call options; and the purchase of securities on a "when-issued" or delayed delivery basis; collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts;

     (6) issue senior securities, except insofar as a Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with that Fund's borrowing policies, and except for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

     (7) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under the federal securities laws;

     (8) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate or securities of companies that deal in real estate or mortgages).

The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, a Fund may not:

     (1) invest in securities that are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

     (2)  invest  in  companies  for  the  purpose  of  exercising   control  or
          management;

     (3) purchase or sell physical commodities or commodities contracts (which, for purposes of this restriction, shall not include foreign currency or forward foreign currency contracts), except any Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or securities, and options on such futures contracts;

     (4) invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases (other than marketable securities of companies engaged in the business of oil, gas, or other mineral exploration).

     (5) invest more than 5% of its total assets in warrants, whether or not listed on the New York or American Stock Exchanges, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction;

     (6) purchase securities of issuers which are restricted from being sold to the public without registration under the Securities Act of 1933 (unless such securities are deemed to be liquid under the Company's Liquidity Procedures) if by reason of such investment the Fund's aggregate investment in such securities will exceed 10% to the Fund's total assets;

     (7) invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years;

     (8) invest in puts, calls, straddles, spreads or any combination thereof if, as a result of such investment, more than 5% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

     (9) loan portfolio securities unless collateral values are continuously maintained at no less than 100% by "marking to market" daily;

     (10) invest in real estate limited partnerships.

Other non-fundamental policies include the following: each Fund may not purchase securities on margin; make short sales, except for short sales "against the box," or purchase or retain in its portfolio any security if an officer or Director of the Company or the Investment Manager or any Portfolio Manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

                             PORTFOLIO TRANSACTIONS

The Portfolio Management Agreements authorize the Portfolio Managers to select the brokers or dealers that will execute the purchase and sale of investment securities for each Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Portfolio Management Agreements, each Portfolio Manager determines, subject to the instructions of and review by the Board of Directors of the Fund, which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of a Portfolio Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, each Portfolio Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Portfolio Managers will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Manager, and/or the Portfolio Manager, and provide other services in addition to execution services. Each Portfolio Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Portfolio Manager, under its Portfolio Management Agreement, to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the Pilgrim Group or any of the Portfolio Managers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Manager or the Portfolio Manager, even if the specific services were not imputed to the Fund and were useful to the Investment Manager and/or Portfolio Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or Portfolio Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker.

Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Portfolio Manager. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Portfolio Manager's other clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by a Portfolio Manager, and the results of such allocations, are subject to periodic review by the Board of Directors.

For the fiscal years ended June 30, 1998, 1997 and 1996, the total brokerage commissions paid by each Fund was as follows: $302,383, $320,036, and $262,886 for Asia-Pacific Equity Fund; $210,161, $146,795 and $16,687 for MidCap Value Fund; and $50,835, $56,375 and $8,460 for LargeCap Leaders Fund.

The Funds place no restrictions on portfolio turnover. While any of the Funds may from time to time sell a security it has held for a short period of time, none of the Funds has a policy of engaging in short-term trading or generating short-term gains. The annual rate of the Funds' portfolio turnover during the fiscal year ended June 30, 1997 was 38% for Asia-Pacific Equity Fund, 86% for MidCap Value Fund, and 86% for LargeCap Leaders Fund. The annual rate of the Funds' portfolio turnover during the fiscal year ended June 30, 1998 was 81% for Asia-Pacific Equity Fund, 85% for MidCap Value Fund, and 78% for LargeCap Leaders Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Authorized dealers will be paid commissions on shares sold in Classes A and B, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if liquidated. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Funds and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Portfolio Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE. Class A or Class M shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and which unaffiliated fund was: with respect to purchases of the MidCap Value Fund, a mid-cap fund; with respect to purchases of the LargeCap Leaders Fund, a large-cap fund; with respect to purchases of the Asia-Pacific Equity Fund, a fund investing in companies based in the Asia-Pacific region; and with respect to Strategic Income Fund, a strategic income fund.

Class A or Class M Shares of the Funds may also be purchased at net asset value by any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end Pilgrim Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

Shareholders of Pilgrim General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end Pilgrim Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

Officers,  directors  and bona  fide  full-time  employees  of the  Company  and officers,  directors  and full-time  employees of the  Investment  Manager,  any
Portfolio Manager, the Distributor, The Company's service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or any Portfolio Manager, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Company may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.

Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Manager or from Pilgrim Prime Rate Trust.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds or any open-end Pilgrim Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds (excluding Pilgrim General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Pilgrim General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority,
(iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other open-end Pilgrim Funds (excluding Pilgrim General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

REDEMPTIONS. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Company's Transfer Agent of the written request in proper form, except that the Company may suspend the right of redemption or postpone the date of payment as to a Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in a Fund, other than as a result of a decline in the net asset value per share. Before the Company redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Certain purchases of Class A shares and most Class B shares may be subject to a CDSC. For purchase payments subject to such CDSC, the Distributor may pay out of its own assets a commission from 0.25% to 1.00% of the amount invested for Class A purchases over $1 million and 4% of the amount invested for Class B shares.

Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement.

The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.

CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Company provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Company. The minimum investment requirements may be waived by the Company for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Company may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. SHAREHOLDERS MAY RELY ON THESE STATEMENTS IN LIEU OF CERTIFICATES. CERTIFICATES REPRESENTING SHARES OF A FUND WILL NOT BE ISSUED UNLESS THE SHAREHOLDER REQUESTS THEM IN WRITING.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS. For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES. As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a

          "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

     2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

     3. Pilgrim Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

     4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (60) days.

          (b)  Certain  account   information  will  need  to  be  provided  for
               verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

     5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim Fund being acquired.

     6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

     7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim and deposited into your account before any transaction may be processed.

     8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

     9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

     10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                                  DISTRIBUTIONS

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the respective class of the Fund at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in a Fund.

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS. Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT. Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election is available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivable and payable, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS. The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses
("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX. If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. Were that to occur, the affected security would again have to be held for the requisite period before its disposition to avoid treating that security as having been sold within the first three months of its holding period. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES. It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING. Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXES. Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                             SHAREHOLDER INFORMATION

Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                         n
                                 P(1 + T)  = ERV
Where:
         P =      a hypothetical initial payment of $1,000,
         T =      the average annual total return,
         n =      the number of years, and
         ERV =    the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a - b     6
                                 2[(----- + 1)  - 1]
                                      cd
where
         a =      dividends and interest earned during the period,
         b =      expenses accrued for the period (net of reimbursements),
         c =      the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends, and
         d =      the  maximum  offering  price per share on the last day of the period.

ADDITIONAL PERFORMANCE QUOTATIONS. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns are based on past results and are not necessarily a prediction of future performance.

PERFORMANCE COMPARISONS. In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional  literature may also contain the following  information:
(i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other Pilgrim Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the portfolio manager of a Fund or other industry specialists, (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

In addition, reports and promotional literature may contain information concerning the Investment Manager, the Portfolio Managers, Pilgrim Capital, Pilgrim Group, Inc. or affiliates of the Company, the Investment Manager, the Portfolio Managers, Pilgrim Capital or Pilgrim Group, Inc. including (i) performance rankings of other funds managed by the Investment Manager or a Portfolio Manager, or the individuals employed by the Investment Manager or a Portfolio Manager who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical
Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by Pilgrim Capital; (iv) the past performance of Pilgrim Capital and Pilgrim Group, Inc.; (v) the past performance of other funds managed by the Investment Manager; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

The average annual total returns for each class of shares of each Fund for the one-year period ended June 30, 1998 and for the period of September 1, 1995 (commencement of operations) to June 30, 1998 (assuming deduction of any sales load charge) is as follows:

                                         ONE YEAR      SINCE INCEPTION
                                         --------      ---------------
           LargeCap Leaders Fund
               Class A                    10.98%            18.97%
               Class B                    11.91%            19.83%
               Class M                    13.11%            19.39%

           MidCap Value Fund
               Class A                    11.62%            19.76%
               Class B                    12.40%            20.60%
               Class M                    13.60%            20.06%

           Asia-Pacific Equity Fund
               Class A                   -61.55%           -26.27%
               Class B                   -61.67%           -26.14%
               Class M                   -60.89%           -26.07%

                               GENERAL INFORMATION

CUSTODIAN. The cash and securities owned by each Fund are held by Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

LEGAL COUNSEL. Legal matters for the Company are passed upon by Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS. KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent auditors for the Company.

OTHER INFORMATION. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended June 30, 1998, are incorporated herein by reference, from the Funds' Annual Report to Shareholders dated June 30, 1998. Copies of the Funds' Annual Report may be obtained without charge by contacting the Company at Suite 1200, 40 North Central Avenue, Phoenix, Arizona 84005, (800) 992-0180.